PERSPECTIVE ADVISORS
FIXED AND VARIABLE ANNUITY

ISSUED BY JACKSON NATIONAL LIFE INSURANCE COMPANY OF NEW YORK AND JNLNY SEPARATE ACCOUNT II

o    Individual, single premium deferred annuity

o 2 guaranteed accounts which offer an interest rate that is guaranteed by Jackson National Life Insurance Company of New York (Jackson National NY)
o Investment divisions which purchase shares of the following series of mutual funds:

     JNL Series Trust
         JNL/Alliance Growth Series
         JNL/J.P. Morgan International & Emerging Markets Series
         JNL/Janus Aggressive Growth Series
         JNL/Janus Growth & Income Series
         JNL/PIMCO Total Return Bond Series
         JNL/Putnam Growth Series
         JNL/Putnam International Equity Series
         JNL/Putnam Midcap Growth Series
         JNL/Putnam Value Equity Series
         JNL/S&P Conservative Growth Series II
         JNL/S&P Moderate Growth Series II
         JNL/S&P Aggressive Growth Series II
         JNL/S&P Very Aggressive Growth Series II
         JNL/S&P Equity Growth Series II
         JNL/S&P Equity Aggressive Growth Series II
         Lazard/JNL Mid Cap Value Series
         Lazard/JNL Small Cap Value Series
         PPM America/JNL Money Market Series
         Salomon Brothers/JNL Balanced Series
         Salomon Brothers/JNL Global Bond Series
         Salomon Brothers/JNL High Yield Bond Series
         T. Rowe Price/JNL Mid-Cap Growth Series

Please read this prospectus before you purchase a Perspective Advisors Fixed and Variable Annuity. It contains important information about the contract that you ought to know before investing. You should keep this prospectus on file for future reference.

To learn more about the Perspective Advisors Fixed and Variable Annuity contract, you can obtain a free copy of the Statement of Additional Information
(SAI) dated September 1, 2000, by calling Jackson National NY at (800) 599-5651 or by writing Jackson National NY at: Annuity Service Center, P.O. Box 0809, Denver, Colorado 80263-0809. The SAI has been filed with the Securities and Exchange Commission (SEC) and is legally a part of this prospectus. The Table of Contents of the SAI appears at the end of this prospectus. The SEC maintains a website (http://www.sec.gov) that contains the SAI, material incorporated by reference and other information regarding registrants that file electronically with the SEC.

THE SEC HAS NOT APPROVED OR DISAPPROVED THE PERSPECTIVE ADVISORS FIXED AND VARIABLE ANNUITY OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. IT IS A CRIMINAL OFFENSE TO REPRESENT OTHERWISE.

NOT FDIC INSURED
MAY LOSE VALUE
NO BANK GUARANTEE

SEPTEMBER 1, 2000

"JNL(R)", "Jackson National(R)" and "Jackson National Life(R)" are trademarks of Jackson National Life Insurance ComPANY.

TABLE OF CONTENTS


Key Facts ............................................................ 1

Fee Table ............................................................ 3

The Annuity Contract ................................................. 6

The Company .......................................................... 6

The Guaranteed Accounts .............................................. 6

The Separate Account ................................................. 6

Investment Divisions ................................................. 7

Contract Charges ..................................................... 9

Purchase .............................................................10

Transfers ............................................................11

Access to Your Money .................................................11

Income Payments (The Income Phase) ...................................12

Death Benefit ........................................................13

Taxes ................................................................14

Other Information ....................................................15

Table of Contents of the Statement of Additional Information .........17

KEY FACTS

ANNUITY SERVICE CENTER:             1 (800) 599-5651
         Mail Address:              P.O. Box 0809, Denver, Colorado  80263-0809
         Delivery Address:          8055  East  Tufts   Avenue,   Second  Floor,
                                    Denver, Colorado 80237

INSTITUTIONAL MARKETING
GROUP SERVICE CENTER:               1 (800) 777-7779
         Mail Address:              P.O. Box 30386, Lansing, Michigan 48909-9692

         Delivery Address:          5901  Executive  Drive,  Lansing,   Michigan
                                    48911 Attn: IMG

HOME OFFICE:                        2900 Westchester Avenue,  Purchase, New York
                                    10577

THE ANNUITY  CONTRACT               The  single   premium   fixed  and  variable
                                    annuity contract offered by Jackson National
                                    NY  provides  a  means  for  investing  on a
                                    tax-deferred   basis   in   the   guaranteed
                                    accounts  of  Jackson  National  NY and  the
                                    investment   divisions.   The   contract  is
                                    intended for retirement savings or other long-term investment purposes and provides for a death benefit and income options.

INVESTMENT OPTIONS                  You can put money into any of the guaranteed
                                    accounts and/or the investment divisions but
                                    you may  not put  your  money  in more  than
                                    eighteen   of   the    investment    options
                                    (including both the guaranteed accounts and the investment divisions) during the life of your contract.

EXPENSES The contract has insurance features and investment features, and there are costs related to each.

                                    Jackson National NY makes a deduction for its insurance charges which is equal to 1.50% of the daily value of the contracts invested in the investment divisions. During the accumulation phase, Jackson National NY deducts a $30 annual contract maintenance charge from your contract.

                                    There are also investment charges which range, on an annual basis, from .20% to 1.18% of the average daily value of the series, depending on the series.

PURCHASE                            You can buy a contract  for $25,000 or more.
                                    You cannot add subsequent premiums to your contract.

ACCESS TO YOUR MONEY                You can  take  money  out of  your  contract
                                    during the accumulation phase. You may have to pay income tax and a tax penalty on any money you take out.

INCOME PAYMENTS                     You may  choose to  receive  regular  income
                                    from your annuity. During the income phase, you have the same investment choices you had during the accumulation phase.

DEATH BENEFIT                       If you  die  before  moving  to  the  income
                                    phase, the person you have chosen as your beneficiary will receive a death benefit.

FREE LOOK                           You may return your  contract to the selling
                                    agent  or  to  Jackson  National  NY  within
                                    twenty  days  after  receiving  it.  Jackson
                                    National NY will return the  contract  value
                                    in the  investment  divisions  plus any fees
                                    and  expenses   deducted  from  the  premium
                                    allocated to the  investment  divisions plus
                                    the full amount of premium you  allocated to
                                    the guaranteed  accounts.  We will determine
                                    the   contract   value  in  the   investment
                                    divisions as of the date you mail the contract to us or the date you return it to the selling agent. Jackson National NY will return premium payments where required by law

TAXES The Internal Revenue Code provides that you will not be taxed on the earnings on the money held in your contract until you take money out (this is referred to as tax-deferral). There are different rules as to how you will be taxed depending on how you take the money out and whether your contract is non-qualified or purchased as part of a qualified plan.

FEE TABLE

OWNER TRANSACTION EXPENSES(1)

         Withdrawal Charge:
         None

         Transfer Fee:
         $25 for each transfer in excess of 15 in a contract year

         Contract Maintenance Charge:
         $30 per contract per year

SEPARATE ACCOUNT ANNUAL EXPENSES (as a percentage of average account value)
         Mortality and Expense Risk Charges                      1.35%
         Administration Charge                                    .15%
         Total Separate Account Annual Expenses                  1.50%

SERIES ANNUAL EXPENSES
(as a percentage of series average net assets)


                                                                     Management
                                                                        and                       Total
                                                                   Administrative  Other          Series
                                                                        Fee         Expenses      Annual
                                                                                                 Expenses
------------------------------------------------------------------ --------------- ----------- -------------
JNL/Alliance Growth Series ..................................          .88%             0%       .88%
JNL/J.P. Morgan International & Emerging Markets Series .....         1.08%             0%      1.08%
JNL/Janus Aggressive Growth Series ..........................         1.05%             0%      1.05%
JNL/Janus Global Equities Series* ...........................         1.10%             0%      1.10%
JNL/Janus Growth & Income Series ............................         1.05%             0%      1.05%
JNL/PIMCO Total Return Bond Series ..........................          .80%             0%       .80%
JNL/Putnam Growth Series ....................................         1.00%             0%      1.00%
JNL/Putnam International Equity Series ......................         1.20%             0%      1.20%
JNL/Putnam Midcap Growth Series .............................         1.05%             0%      1.05%
JNL/Putnam Value Equity Series ..............................         1.00%             0%      1.00%
JNL/S&P Conservative Growth Series II** .....................          .20%             0%       .20%
JNL/S&P Moderate Growth Series II** .........................          .20%             0%       .20%
JNL/S&P Aggressive Growth Series II** .......................          .20%             0%       .20%
JNL/S&P Very Aggressive Growth Series II** ..................          .20%             0%       .20%
JNL/S&P Equity Growth Series II** ...........................          .20%             0%       .20%
JNL/S&P Equity Aggressive Growth Series II** ................          .20%             0%       .20%
Lazard/JNL Mid Cap Value Series .............................         1.08%             0%      1.08%
Lazard/JNL Small Cap Value Series ...........................         1.15%             0%      1.15%
PPM America/JNL Money Market Series .........................          .70%             0%       .70%
Salomon Brothers/JNL Balanced Series ........................          .90%             0%       .90%
Salomon Brothers/JNL Global Bond Series .....................          .95%             0%       .95%
Salomon Brothers/JNL High Yield Bond Series .................          .90%             0%       .90%
T. Rowe Price/JNL Mid-Cap Growth Series .....................         1.05%             0%      1.05%
-----------------------------------------------------------------------------------------------------

--------
1 See "Contract Charges."

Certain Series pay Jackson National Financial Services, LLC, the adviser, an Administrative Fee of .10% for certain services provided to the Trust by Jackson National Financial Services, LLC. The JNL/S&P Series do not pay an
Administrative Fee. The Total Series Annual Expenses reflect the inclusion of the Administrative Fee.

* The JNL/Janus Global Equities Series (the "Series") is not available as an investment option. However, the Series is available as an underlying series of the JNL/S&P Conservative Growth Series II, the JNL/S&P Moderate Growth Series II, the JNL/S&P Aggressive Growth Series II, the JNL/S&P Very Aggressive Growth Series II, the JNL/S&P Equity Growth Series II and the JNL/S&P Equity Aggressive Growth Series II.

** Underlying Series Expenses. The expenses shown above are the annual operating expenses for the JNL/S&P Series. Because the JNL/S&P Series invest in other Series of the JNL Series Trust, the JNL/S&P Series will indirectly bear their pro rata share of fees and expenses of the underlying Series in addition to the expenses shown.

The total annual operating expenses for each JNL/S&P Series (including both the annual operating expenses for the JNL/S&P Series and the annual operating expenses for the underlying investment divisions) could range from .90% to 1.38%. The table below shows estimated total annual operating expenses for each of the JNL/S&P Series based on the pro rata share of expenses that the JNL/S&P Series would bear if they invested in a hypothetical mix of underlying investment divisions. The adviser believes the expenses shown below to be a likely approximation of the expenses the JNL/S&P Series will incur based on the actual mix of underlying investment divisions. The expenses shown below include both the annual operating expenses for the JNL/S&P Series and the annual operating expenses for the underlying investment divisions. The actual expenses of each JNL/S&P Series will be based on the actual mix of underlying investment divisions in which it invests. The actual expenses may be greater or less than those shown.

         JNL/S&P Conservative Growth Series II..................  1.146%
         JNL/S&P Moderate Growth Series II......................  1.174%
         JNL/S&P Aggressive Growth Series II....................  1.213%
         JNL/S&P Very Aggressive Growth Series II...............  1.232%
         JNL/S&P Equity Growth Series II........................  1.220%
         JNL/S&P Equity Aggressive Growth Series II.............  1.226%

EXAMPLES. You would pay the following expenses on a $1,000 investment, assuming a 5% annual return on assets.

                                  Time Periods
----------------------------------------------------------------------------- --------- --------- --------- ---------
                                                                                 1         3         5         10
                                                                                year     years    years     years
----------------------------------------------------------------------------- --------- --------- --------- ---------

JNL/Alliance Growth Division .............................................     $  24     $  75    $ 128       $273
JNL/J.P. Morgan International & Emerging Markets Division ................        26        81        138      293
JNL/Janus Aggressive Growth Division .....................................        26        79        135      287
JNL/Janus Growth & Income Division .......................................        26        79        135      288
JNL/PIMCO Total Return Bond Division .....................................        24        72        124      266
JNL/Putnam Growth Division ...............................................        25        78        133      283
JNL/Putnam International Equity Division .................................        27        84        143      303
JNL/Putnam Midcap Growth Division ........................................        26        80        137      290
JNL/Putnam Value Equity Division .........................................        25        78        133      284
JNL/S&P Conservative Growth Division II ..................................        17        54         93      203
JNL/S&P Moderate Growth Division II ......................................        17        54         93      203
JNL/S&P Aggressive Growth Division II ....................................        17        54         93      203
JNL/S&P Very Aggressive Growth Division II ...............................        17        54         93      203
JNL/S&P Equity Growth Division II ........................................        17        54         93      203
JNL/S&P Equity Aggressive Growth Division II .............................        17        54         93      203
Lazard/JNL Mid Cap Value Division ........................................        26        81        138      293
Lazard/JNL Small Cap Value Division ......................................        27        83        141      300
PPM America/JNL Money Market Division ....................................        23        69        119      255
Salomon Brothers/JNL Balanced Division ...................................        25        75        129      276
Salomon Brothers/JNL Global Bond Division ................................        25        77        132      281
Salomon Brothers/JNL High Yield Bond Division ............................        25        75        129      276
T. Rowe Price/JNL Mid-Cap Growth Division ................................        26        79        136      289

EXPLANATION OF FEE TABLE AND EXAMPLES. The purpose of the Fee Table and Examples is to assist you in understanding the various costs and expenses that you will bear directly or indirectly. The Fee Table reflects the expenses of the separate account and the series. Premium taxes may also apply.

The Examples reflect the contract maintenance charge which is determined by dividing the total amount of such charges expected to be collected during the year by the total estimated average net assets of the investment divisions.

THE EXAMPLES DO NOT REPRESENT PAST OR FUTURE EXPENSES. THE ACTUAL EXPENSES THAT YOU INCUR MAY BE GREATER OR LESS THAN THOSE SHOWN.

FINANCIAL STATEMENTS.

You can find the following financial statements in the SAI:

o the financial statements of Jackson National NY for the year ended December 31, 1999

The financial statements of Jackson National NY for the year ended December 31, 1999, have been audited by KPMG, LLP, independent accountants.


There are no financial statements of the Separate Account because the Separate Account will commence operations on or about the date of this Prospectus.

THE ANNUITY CONTRACT

The fixed and variable annuity contract offered by Jackson National NY is a contract between you, the owner, and Jackson National NY, an insurance company. The contract provides a means for investing on a tax-deferred basis in guaranteed accounts and investment divisions. The contract is intended for retirement savings or other long-term investment purposes and provides for a death benefit and guaranteed income options.

The contract, like all deferred annuity contracts, has two phases: (1) the accumulation phase, and (2) the income phase. During the accumulation phase, earnings accumulate on a tax-deferred basis and are taxed as income when you make a withdrawal. Under qualified plans earnings also accumulate on a tax-deferred basis.

The contract offers guaranteed accounts. The guaranteed accounts offer an interest rate that is guaranteed by Jackson National NY for the duration of the guaranteed account period. While your money is in a guaranteed account, the interest your money earns and your principal are guaranteed by Jackson National NY. The value of a guaranteed account may be reduced if you make a withdrawal prior to the end of the guaranteed account period, but will never be less than the premium payments accumulated at 3% per year. If you choose to have your annuity payments come from the guaranteed accounts, your payments will remain level throughout the entire income phase.

The contract also offers investment divisions. The investment divisions are designed to offer a higher return than the guaranteed accounts. HOWEVER, THIS IS NOT GUARANTEED. IT IS POSSIBLE FOR YOU TO LOSE YOUR MONEY. If you put money in the investment divisions, the amount of money you are able to accumulate in your contract during the accumulation phase depends upon the performance of the investment divisions you select. The amount of the income payments you receive during the income phase also will depend, in part, on the performance of the investment divisions you choose for the income phase.

The owner (or the joint owners) can exercise all the rights under the contract. You can assign the contract at any time before the income date but Jackson
National NY will not be bound until it receives written notice of the assignment. An assignment may be a taxable event.

THE COMPANY

Jackson National NY is a stock life insurance company organized under the laws of the state of New York in July 1995. Its legal domicile and principal business address is 2900 Westchester Avenue, Purchase, New York 10577. Jackson National NY is admitted to conduct life insurance and annuity business in the states of New York and Michigan. Jackson National NY is ultimately a wholly-owned subsidiary of Prudential plc (London, England).

Jackson National NY has responsibility for administration of the contracts and the Separate Account. We maintain records of the name, address, taxpayer identification number and other pertinent information for each contract owner and the number and type of contracts issued to each contract owner, and records with respect to the value of each contract.

THE GUARANTEED ACCOUNTS

If you select a guaranteed account, your money will be placed with Jackson National NY's other assets. The guaranteed accounts are not registered with the SEC and the SEC does not review the information we provide to you about the guaranteed accounts. Your contract contains a more complete description of the guaranteed accounts.

THE SEPARATE ACCOUNT

The JNLNY Separate Account II was established by Jackson National NY on November 10, 1998, pursuant to the provisions of New York law, as a segregated asset account of the company. The separate account meets the definition of a "separate account" under the federal securities laws and is registered with the SEC as a unit investment trust under the Investment Company Act of 1940, as amended.

The assets of the separate account legally belong to Jackson National NY and the obligations under the contracts are obligations of Jackson National NY. However, the contract assets in the separate account are not chargeable with liabilities arising out of any other business Jackson National NY may conduct. All of the income, gains and losses resulting from these assets are credited to or charged against the contracts and not against any other contracts Jackson National NY may issue.

The separate account is divided into investment divisions. Jackson National NY does not guarantee the investment performance of the separate account or the investment divisions.

INVESTMENT DIVISIONS

You can put money in any or all of the investment divisions; however, you may not allocate your money to more than eighteen investment options (including the guaranteed accounts and the investment divisions) during the life of your contract. The investment divisions purchase shares of the following series of mutual funds:

JNL Series Trust
       JNL/Alliance Growth Series
       JNL/J.P. Morgan International & Emerging Markets Series
       JNL/Janus Aggressive Growth Series
       JNL/Janus Growth & Income Series
       JNL/PIMCO Total Return Bond Series
       JNL/Putnam Growth Series
       JNL/Putnam International Equity Series
       JNL/Putnam Midcap Growth Series
       JNL/Putnam Value Equity Series
       JNL/S&P Conservative Growth Series II
       JNL/S&P Moderate Growth Series II
       JNL/S&P Aggressive Growth Series II
       JNL/S&P Very Aggressive Growth Series II
       JNL/S&P Equity Growth Series II
       JNL/S&P Equity Aggressive Growth Series II
       Lazard/JNL Small Cap Value Series
       Lazard/JNL Mid Cap Value Series
       PPM America/JNL Money Market Series
       Salomon Brothers/JNL Balanced Series
       Salomon Brothers/JNL Global Bond Series
       Salomon Brothers/JNL High Yield Bond Series
       T. Rowe Price/JNL Mid-Cap Growth Series

The series are described in the attached prospectus for the JNL Series Trust. Jackson National Financial Services, LLC serves as investment adviser for all of the series. The sub-adviser for each series is listed in the following table:

Sub-Adviser                                      Series

Alliance Capital Management L.P.                 JNL/Alliance Growth Series

J.P. Morgan Investment Management Inc.           JNL/J.P. Morgan International &
                                                 Emerging Markets Series

Janus Capital Corporation                        JNL/Janus Aggressive Growth
                                                   Series
                                                 JNL/Janus Global Equities
                                                   Series(2)
                                                 JNL/Janus Growth & Income
                                                   Series

Pacific Investment Management Company            JNL/PIMCO Total Return Bond
                                                   Series

Putnam Investment Management, Inc.               JNL/Putnam Growth Series
                                                 JNL/Putnam International Equity
                                                   Series
                                                 JNL/Putnam Midcap Growth Series
                                                 JNL/Putnam Value Equity Series

Standard & Poor's Investment
Advisory Services, Inc.                          JNL/S&P Conservative Growth
                                                   Series II
                                                 JNL/S&P Moderate Growth
                                                   Series II
                                                 JNL/S&P Aggressive Growth
                                                   Series II
                                                 JNL/S&P Very Aggressive Growth
                                                   Series II
                                                 JNL/S&P Equity Growth
                                                   Series II
                                                 JNL/S&P Equity Aggressive
                                                   Growth Series II

Lazard Asset Management                          Lazard/JNL Small Cap Value
                                                   Series
                                                 Lazard/JNL Mid Cap Value Series

PPM America, Inc.                                PPM America/JNL Money Market
                                                   Series

Salomon Brothers Asset Management Inc            Salomon Brothers/JNL Balanced
                                                   Series
                                                 Salomon Brothers/JNL Global
                                                   Bond Series
                                                 Salomon Brothers/JNL High Yield
                                                   Bond Series

T. Rowe Price Associates, Inc.                   T. Rowe Price/JNL Mid-Cap
                                                   Growth Series

----------
2 The JNL/Janus Global Equities Series (the "Series") is not available as an investment option. However, the Series is available as an underlying series of the JNL/S&P Conservative Growth Series II, the JNL/S&P Moderate Growth Series II, the JNL/S&P Aggressive Growth Series II, the JNL/S&P Very Aggressive Growth Series II, the JNL/S&P Equity Growth Series II and the JNL/S&P Equity Aggressive Growth Series II.

The investment objectives and policies of certain of the investment divisions are similar to the investment objectives and policies of other mutual funds that certain of the investment sub-advisers manage. Although the objectives and policies may be similar, the investment results of the investment division may be higher or lower than the result of such other mutual funds. We cannot guarantee, and make no representation, that the investment results of similar funds will be comparable even though the funds have the same investment advisers.

An investment division's performance may be affected by risks specific to certain types of investments, such as foreign securities, derivative investments, non-investment grade debt securities, initial public offerings
(IPOs) or companies with relatively small market capitalizations. IPOs and other investment techniques may have a magnified performance impact on an investment division with a small asset base. An investment division may not experience similar performance as its assets grow.

Depending on market conditions, you can make or lose money in any of the investment divisions. You should read the prospectus for the JNL Series Trust carefully before investing. Additional investment divisions may be available in the future.

VOTING RIGHTS. To the extent required by law, Jackson National NY will obtain from you and other owners of the contracts instructions as to how to vote when the series solicits proxies in conjunction with a vote of shareholders. When Jackson National NY receives instructions, we will vote all the shares Jackson National NY owns in proportion to those instructions.

SUBSTITUTION. Jackson National NY may be required to substitute an investment division with another division. We will not do this without any required approval of the SEC and the New York Insurance Department. Jackson National NY will give you notice of such transactions.

CONTRACT CHARGES

There are charges and other expenses associated with the contracts that reduce the return on your investment in the contract. These charges may be a lesser amount where required by state law or as described below, but will not be increased. These charges and expenses are:

INSURANCE CHARGES. Each day Jackson National NY makes a deduction for its insurance charges. We do this as part of our calculation of the value of the accumulation units and annuity units. On an annual basis, this charge equals 1.50% of the daily value of the contracts invested in an investment division, after expenses have been deducted.

This charge is for the mortality risks, expense risks and administrative expenses assumed by Jackson National NY. The mortality risks that Jackson National NY assumes arise from its obligations under the contracts:

o to make income payments for the life of the annuitant during the income phase; and o to provide a death benefit prior to the income date.

The expense risk that Jackson National NY assumes is the risk that our actual cost of administering the contracts and the investment divisions will exceed the amount that we receive from the administration charge and the contract maintenance charge.

CONTRACT MAINTENANCE CHARGE. During the accumulation phase, Jackson National NY deducts a $30 annual contract maintenance charge on each anniversary of the date on which your contract was issued. If you make a complete withdrawal from your contract, the full contract maintenance charge will also be deducted. This charge is for administrative expenses.

Currently, Jackson National NY will not deduct this charge, if when the deduction is to be made, the value of your contract is $50,000 or more. Jackson National NY may discontinue this practice at any time.

TRANSFER FEE. A transfer fee of $25 will apply to transfers in excess of 15 in a contract year. Jackson National NY may waive the transfer fee in connection with pre-authorized automatic transfer programs, or may charge a lesser fee where required by state law.

OTHER EXPENSES. Jackson National NY pays the operating expenses of the Separate Account.

There are deductions from and expenses paid out of the assets of the series. These expenses are described in the attached prospectus for the JNL Series Trust.

PREMIUM TAXES. Some states and other governmental entities charge premium taxes or other similar taxes. Jackson National NY is responsible for the payment of these taxes and may make a deduction from the value of the contract for them. Premium taxes generally range from 0% to 4% depending on the state. New York does not currently impose a premium tax on annuity premiums.

INCOME TAXES. Jackson National NY will make a deduction from the contract for any income taxes which it incurs because of the contract. Currently, we are not making any such deduction.

DISTRIBUTION OF CONTRACTS. Jackson National Life Distributors, Inc., located at 401 Wilshire Boulevard, Suite 1200, Santa Monica, California 90401, serves as the distributor of the contracts. Jackson National Life Distributors, Inc. and Jackson National NY are wholly-owned subsidiaries of Jackson National Life Insurance Company.

Commissions will be paid to broker-dealers who sell the contracts. While commissions may vary, they are not expected to exceed 8% of any premium payment. Under certain circumstances, Jackson National NY may pay bonuses, overrides, and marketing allowances, in addition to the standard commissions. Jackson National NY may under certain circumstances where permitted by applicable law, pay a bonus to a contract purchaser to the extent the broker-dealer waives its commission. Jackson National NY may use any of its corporate assets to cover the cost of distribution, including any profit from the contract insurance charges.

PURCHASE

MINIMUM PREMIUM:

The contract is a single premium contract, which means that you cannot add additional premiums to this contract after the first premium payment. The minimum premium must be at least $25,000.

The maximum premium we accept without our prior approval is $1 million.

The minimum that you may allocate to a guaranteed account or investment division is $100. There is a $100 minimum balance requirement for each guaranteed account and investment division.

When you purchase a contract, Jackson National NY will allocate your premium to one or more of the guaranteed accounts and/or the investment divisions you have selected. Your allocations must be in whole percentages ranging from 0% to 100%.

There may be more than eighteen investment options (including the guaranteed accounts and the investment divisions) available under the contract; however, you may not allocate your money to more than eighteen investment options during the life of your contract.

Jackson National NY will issue your contract and allocate your first premium within 2 business days after we receive your first premium and all information required by us for purchase of a contract. If we do not receive all of the required information, we will contact you to get the necessary information. If for some reason Jackson National NY is unable to complete this process within 5 business days, we will either return your money or get your permission to keep it until we receive all of the required information.

The Jackson National NY business day closes when the New York Stock Exchange closes, usually 4:00 p.m. Eastern time.

ACCUMULATION UNITS. The contract value allocated to the investment divisions will go up or down depending on the performance of the divisions. In order to keep track of the value of your contract, Jackson National NY uses a unit of measure called an accumulation unit. (An accumulation unit is similar to a share of a mutual fund.) During the income phase it is called an annuity unit.

Every business day Jackson National NY determines the value of an accumulation unit for each of the investment divisions. This is done by:

     1. determining the total amount of money invested in the particular investment division;

     2. subtracting any insurance charges and any other charges, such as taxes;

     3.   dividing this amount by the number of outstanding accumulation units.

The value of an accumulation unit may go up or down from business day to business day.

When you make a premium payment, Jackson National NY credits your contract with accumulation units. The number of accumulation units credited is determined at the close of Jackson National NY's business day by dividing the amount of the premium allocated to any investment division by the value of the accumulation unit for that investment division.

TRANSFERS

You can transfer money among the guaranteed accounts and the investment divisions during the accumulation phase. During the income phase, you can transfer money between investment divisions.

You can make 15 transfers every year during the accumulation phase without charge. If the remaining value in a guaranteed account or investment division would be less than $100 after a transfer, you must transfer the entire value or you may not make the transfer.

TELEPHONE TRANSACTIONS. You may make transfers by telephone, unless you elect not to have this privilege. When authorizing a transfer, you must complete your telephone call by the close of Jackson National NY's business day (usually 4:00 p.m. Eastern time) in order to receive that day's accumulation unit value for an investment division.

Jackson National NY has procedures which are designed to provide reasonable assurance that telephone authorizations are genuine. Our procedures include requesting identifying information and tape recording telephone communications. Jackson National NY and its affiliates disclaim all liability for any claim, loss or expense resulting from any alleged error or mistake in connection with a telephone transfer which was not properly authorized by you. However, if Jackson National NY fails to employ reasonable procedures to ensure that all telephone transfers are properly authorized, we may be held liable for such losses. Jackson National NY reserves the right to modify or discontinue at any time and without notice the acceptance of instructions from someone other than you and/or the telephone transfer privilege.

ACCESS TO YOUR MONEY

You can have access to the money in your contract:

o    by making either a partial or complete withdrawal, or
o    by electing to receive income payments.

Your beneficiary can have access to the money in your contract when a death benefit is paid.

When you make a complete withdrawal you will receive:

       1.  the value of the contract on the day you made the withdrawal;
       2.  less any premium tax; and
       3.  less any contract maintenance charge.

Except in connection with the systematic withdrawal program, you must withdraw at least $500 or, if less, the entire amount in the guaranteed account or investment division from which you are making the withdrawal. After your withdrawal, you must have at least $100 left in the guaranteed account or investment division.

Your withdrawal request must be in writing. Jackson National NY will accept withdrawal requests submitted via facsimile. There are risks associated with not requiring original signatures in order to disburse contract holder monies.

INCOME TAXES, TAX PENALTIES AND CERTAIN RESTRICTIONS MAY APPLY TO ANY WITHDRAWAL YOU MAKE.

There are limitations on withdrawals from qualified plans.  See "Taxes."

SYSTEMATIC WITHDRAWAL PROGRAM. You can arrange to have money automatically sent to you periodically while your contract is still in the accumulation phase. You will have to pay taxes on money you receive. In addition, withdrawals you make before you reach 59 1/2 may be subject to a 10% tax penalty.

We reserve the right to charge a fee for participation or to discontinue offering this program in the future.

SUSPENSION OF WITHDRAWALS OR TRANSFERS. Jackson National NY may be required to suspend or delay withdrawals or transfers from an investment division when:

a) the New York Stock Exchange is closed (other than customary weekend and holiday closings);
b)   trading on the New York Stock Exchange is restricted;
c) an emergency exists so that it is not reasonably practicable to dispose of securities in the Separate Account or determine investment division value of its assets; or,
d)   the SEC, by order, may permit for the protection of owners.

The applicable rules and regulations of the SEC will govern whether the conditions described in (b) and/or (c) exist.

Jackson National NY has reserved the right to defer payment for a withdrawal or transfer from the guaranteed accounts for the period permitted by law, but not more than six months.

INCOME PAYMENTS (THE INCOME PHASE)

The income phase occurs when you begin receiving regular payments from your contract. The income date is the month and year in which those payments begin. You can choose the income date and an income option. The income options are described below.

If you do not choose an income option, we will assume that you selected Option 3 which provides a life annuity with 120 months of guaranteed payments.

You can change the income date or income option at any time before the income date. You must give us 7 days notice. Income payments must begin by your 90th birthday under a non-qualified contract (or an earlier date under a qualified contract if required by law, regulation or the applicable plan).

At the income date, you can choose whether payments will come from the guaranteed accounts, the investment divisions or both. Unless you tell us otherwise, your income payments will be based on the investment allocations that were in place on the income date.

You can choose to have income payments made monthly, quarterly, semi-annually, or annually. However, if you have less than $2,000 to apply toward an income option and state law permits, Jackson National NY may provide your payment in a single lump sum. Likewise, if your first income payment would be less than $20 and state law permits, Jackson National NY may set the frequency of payments so that the first payment would be at least $20.

INCOME PAYMENTS FROM INVESTMENT DIVISIONS. If you choose to have any portion of your income payments come from the investment division(s), the dollar amount of your payment will depend upon three things:

     1. the value of your contract in the investment division(s) on the income date;

     2. the 4.5% assumed investment rate used in the annuity table for the contract; and

     3. the performance of the investment divisions you selected.

Jackson National NY calculates the dollar amount of the first income payment that you receive from the investment divisions. We then use that amount to determine the number of annuity units that you hold in each investment division. The amount of each subsequent income payment is determined by multiplying the number of annuity units that you hold in an investment division by the annuity unit value for that investment division.

The number of annuity units that you hold in each investment division does not change unless you reallocate your contract value among the investment divisions. The annuity unit value of each investment division will vary based on the investment performance of the series. If the actual investment performance exactly matches the assumed rate at all times, the amount of each income payment will remain equal. If the actual investment performance exceeds the assumed rate, your income payments will increase. Similarly, if the actual investment performance is less than the assumed rate, your income payments will decrease.

INCOME OPTIONS. The annuitant is the person whose life we look to when we make income payments. The following income options may not be available in all states.

     Option 1 - Life Income. This income option provides monthly payments for the annuitant's life.

     Option 2 - Joint and Survivor Annuity. This income option provides monthly payments for the annuitant's life and for the life of another person.

     Option 3 - Life Annuity With 120 or 240 Monthly Payments Guaranteed. This income option provides monthly payments for the annuitant's life, but with payments continuing to the owner for the remainder of 10 or 20 years (as you select) if the annuitant dies before the end of the selected period. If the beneficiary does not want to receive the payments, a single lump sum may be requested, which will be equal to the present value of the remaining payments (as of the date of proof of death) discounted at the assumed investment rate for a variable annuity payout option.

     Option 4 - Income for a Specified Period. This income option provides monthly payments for any number of years from 5 to 30. However, you may elect to receive a single lump sum payment which will be equal to the present value of the remaining payments (as of the date of proof of death) discounted at the assumed investment rate for a variable annuity payout option.

     Additional Options - Other income options may be made available by Jackson National NY.

DEATH BENEFIT

The death benefit is calculated as of the date we receive complete claim forms and proof of death from the beneficiary of record. The death benefit amount remains in the separate account and/or the guaranteed account until distribution begins. From the time the death benefit is determined until complete distribution is made, any amount in the separate account will be subject to investment risk, which is borne by the beneficiary.

DEATH OF OWNER BEFORE THE INCOME DATE. If you or any joint owner die before moving to the income phase, the person you have chosen as your beneficiary will receive a death benefit. If you have a joint owner, the death benefit will be paid when the first joint owner dies, unless the joint owner is the deceased owner's spouse who elects to continue the contract. The surviving joint owner will be treated as the beneficiary. Any other beneficiary designated will be treated as a contingent beneficiary.

The death benefit is the greater of:

     1. the current value of your contract at the end of the business day when we receive proof of death and a payment election at our service center, or

     2. the total premiums paid prior to the death of the owner, minus any withdrawals, charges, fees and premium taxes incurred.

The entire death benefit must be paid within 5 years of the date of death unless the beneficiary elects to have the death benefit payable under an income option. The death benefit payable under an income option must be paid over the beneficiary's lifetime or for a period not extending beyond the beneficiary's life expectancy. Payments must begin within one year of the date of death. Unless the beneficiary chooses to receive the death benefit in a single sum, the beneficiary must elect an income option within the 60 day period beginning with the date Jackson National NY receives proof of death. If the beneficiary chooses to receive the death benefit in a single sum and all the necessary requirements are met, Jackson National NY will pay the death benefit within 7 days. If the beneficiary is your spouse, he/she can continue the contract in his/her own name at the then current contract value.

DEATH OF OWNER ON OR AFTER THE INCOME DATE. If you or a joint owner die on or after the income date, and the owner is not an annuitant, any remaining payments under the income option elected will continue at least as rapidly as under the method of distribution in effect at the date of death. If you die, the beneficiary becomes the owner. If the joint owner dies, the surviving joint owner, if any, will be the designated beneficiary. Any other beneficiary designation on record at the time of death will be treated as a contingent beneficiary. A contingent beneficiary is entitled to receive payment only after the beneficiary dies.

DEATH OF ANNUITANT. If the annuitant is not an owner or joint owner and dies before the income date, you can name a new annuitant. If you do not name a new annuitant within 30 days of the death of the annuitant, you will become the annuitant. However, if the owner is a non-natural person (for example, a corporation), then the death of the annuitant will be treated as the death of the owner, and a new annuitant may not be named.

If the annuitant dies on or after the income date, any remaining payments will be as provided for in the income option selected. Any remaining payments will be paid at least as rapidly as under the method of distribution in effect at the annuitant's death.

TAXES

THE FOLLOWING IS GENERAL INFORMATION AND IS NOT INTENDED AS TAX ADVICE TO ANY INDIVIDUAL. YOU SHOULD CONSULT YOUR OWN TAX ADVISER. A FURTHER DISCUSSION REGARDING TAXES IS INCLUDED IN THE SAI.

The Internal Revenue Code (Code) provides that you will not be taxed on the earnings on the money held in your contract until you take money out (this is referred to as the tax-deferral that is provided by the contract or the qualified plan). There are different rules as to how you will be taxed depending on how you take the money out and the type of contract you have (non-qualified or qualified).

NON-QUALIFIED CONTRACTS - GENERAL TAXATION. You will not be taxed on increases in the value of your contract until a distribution (either as a withdrawal or as an income payment) occurs. When you make a withdrawal you are taxed on the amount of the withdrawal that is earnings. For income payments, a portion of each income payment is treated as a partial return of your premium and will not be taxed. The remaining portion of the income payment will be treated as ordinary income. How the income payment is divided between taxable and non-taxable portions depends on the period over which income payments are expected to be made. Income payments received after you have received all of your investment in the contract are treated as income.

If a non-qualified contract is owned by a non-natural person (e.g., corporation or certain other entities other than a trust holding the contract as an agent for a natural person), the contract will generally not be treated as an annuity for tax purposes.

QUALIFIED AND NON-QUALIFIED CONTRACTS. If you purchase the contract as an individual and not under any pension plan, specially sponsored program or an individual retirement annuity, your contract is referred to as a non-qualified contract.

If you purchase the contract under a pension plan, specially sponsored program, or an individual retirement annuity, your contract is referred to as a qualified contract. Examples of qualified contracts are: Individual Retirement Annuities
(IRAs), Tax-Sheltered Annuities (sometimes referred to as 403(b) contracts), and pension and profit-sharing plans, which include 401(k) plans and H.R. 10 Plans.

A qualified contract will not provide any necessary or additional tax deferral if it is used to fund a qualified plan that is tax deferred. However, the contract has features and benefits other than tax deferral that may make it an appropriate investment for a qualified plan. You should consult your tax adviser regarding these features and benefits prior to purchasing a qualified contract.

WITHDRAWALS - NON-QUALIFIED CONTRACTS. If you make a withdrawal from your contract, the Code generally treats the withdrawal as first coming from earnings and then from your premium payments. Withdrawn earnings are includible in income. Additional information is provided in the SAI.

The Code also provides that any amount received under an annuity contract which is included in income may be subject to a 10% penalty. Some withdrawals will be exempt from the penalty. They include any amounts: (1) paid on or after the taxpayer reaches age 59 1/2; (2) paid after you die; (3) paid if the taxpayer becomes totally disabled (as that term is defined in the Code); (4) paid in a series of substantially equal payments made annually (or more frequently) for life or a period not exceeding life expectancy; (5) paid under an immediate annuity; or (6) which come from premiums made prior to August 14, 1982.

WITHDRAWALS - QUALIFIED CONTRACTS. There are special rules that govern qualified contracts. We have provided an additional discussion in the SAI.

WITHDRAWALS - TAX-SHELTERED ANNUITIES. The Code limits the withdrawal of amounts attributable to purchase payments made under a salary reduction agreement by owners from Tax-Sheltered Annuities. Withdrawals can only be made when an owner:
(1) reaches age 59 1/2; (2) leaves his/her job; (3) dies; (4) becomes disabled (as that term is defined in the Code); or (5) in the case of hardship. However, in the case of hardship, the owner can only withdraw the premium and not any earnings.

WITHDRAWALS - ROTH IRAS. Beginning in 1998, individuals may purchase a new type of non-deductible IRA, known as a Roth IRA. Qualified distributions from Roth IRAs are entirely federal income tax free. A qualified distribution requires that the individual has held the Roth IRA for at least five years and, in addition, that the distribution is made either after the individual reaches age 59 1/2, on account of the individual's death or disability, or as qualified first-time home purchase, subject to $10,000 lifetime maximum, for the individual, or for a spouse, child, grandchild, or ancestor.

WITHDRAWALS - INVESTMENT ADVISER FEES. The Internal Revenue Service has, through a series of Private Letter Rulings, held that the payment of investment adviser fees from an IRA or a Tax-Sheltered Annuity is permissible under certain circumstances and will not be considered a distribution for income tax purposes. The Rulings require that in order to receive this favorable tax treatment, the annuity contract must, under a written agreement, be solely liable (not jointly with the contract owner) for payment of the adviser's fee and the fee must actually be paid from the annuity contract to the adviser. Withdrawals from non-qualified contracts for the payment of investment adviser fees will be considered taxable distributions from the contract.

DEATH BENEFITS. Any death benefits paid under the contract are taxable to the beneficiary. The rules governing the taxation of payments from an annuity contract, as discussed above, generally apply to the payment of death benefits and depend on whether the death benefits are paid as a lump sum or as annuity payments. Estate taxes may also apply.

RESTRICTIONS UNDER THE TEXAS OPTIONAL RETIREMENT PROGRAM (ORP). Contracts issued to participants in ORP contain restrictions required under the Texas Administrative Code. In accordance with those restrictions, a participant in ORP will not be permitted to make withdrawals prior to such participant's retirement, death, attainment of age 70 1/2 or termination of employment in a Texas public institution of higher education. The restrictions on withdrawal do not apply in the event a participant in ORP transfers the contract value to another approved contract or vendor during the period of ORP participation.

ASSIGNMENT. An assignment may be a taxable event. If the contract is issued pursuant to a qualified plan, there may be limitations on your ability to assign the contract.

DIVERSIFICATION. The Code provides that the underlying investments for a variable annuity must satisfy certain diversification requirements in order to be treated as an annuity contract. Jackson National NY believes that the underlying investments are being managed so as to comply with these requirements.

OWNER CONTROL. Neither the Code nor the Treasury Regulations issued to date provide guidance as to the circumstances under which you, because of the degree of control you exercise over the underlying investments, and not Jackson National NY would be considered the owner of the shares of the investment divisions. If you are considered to be the owner of the shares, it will result in the loss of the favorable tax treatment for the contract.

It is unknown to what extent owners are permitted to select investment divisions, to make transfers among the investment divisions or the number and type of investment divisions owners may select from without being considered the owner of the shares.

If any guidance is provided by the Internal Revenue Service which is considered a new position, then the guidance would generally be applied prospectively. However, if such guidance is considered not to be a new position, it may be applied retroactively. This would mean that you, as the owner of the contract, could be treated as the owner of the investment divisions. Due to the uncertainty in this area, Jackson National NY reserves the right to modify the contract in an attempt to maintain favorable tax treatment.

OTHER INFORMATION

DOLLAR COST AVERAGING. You can arrange to automatically have a regular amount of money periodically transferred into the investment divisions from the guaranteed accounts or any of the other investment divisions. This theoretically gives you a lower average cost per unit over time than you would receive if you made a one time purchase. The more volatile investment divisions may not result in lower average costs and such divisions may not be an appropriate source of dollar cost averaging transfers in volatile markets. Certain restrictions may apply.

Jackson National NY does not currently charge for participation in this program. We may do so in the future.

REBALANCING.   You  can  arrange  to  have  Jackson  National  NY  automatically reallocate money between investment divisions periodically to keep the blend you select.

Jackson National NY does not currently charge for participation in this program. We may do so in the future.

FREE LOOK. You may return your contract to the selling agent or to Jackson National NY within twenty days after receiving it. Jackson National NY will return the contract value in the investment divisions plus any fees and expenses deducted from the premium allocated to the investment divisions plus the full amount of premium you allocated to the guaranteed accounts. We will determine the contract value in the investment divisions as of the date you mail the contract to us or the date you return it to the selling agent. Jackson National NY will return premium payments where required by law.

ADVERTISING. From time to time, Jackson National NY may advertise several types of performance for the investment divisions.

o Total return is the overall change in the value of an investment in an investment division over a given period of time.
     o Standardized average annual total return is calculated in accordance with SEC guidelines.
     o Non-standardized total return may be for periods other than those required or may otherwise differ from standardized average annual total return. For example, if a series has been in existence longer than the investment division, we may show non-standardized performance for periods that begin on the inception date of the series, rather than the inception date of the investment division.
o Yield refers to the income generated by an investment over a given period of time.

Performance will be calculated by determining the percentage change in the value of an accumulation unit by dividing the increase (decrease) for that unit by the value of the accumulation unit at the beginning of the period. Performance will reflect the deduction of the insurance charges and may reflect the deduction of the contract maintenance charge. The deduction of the contract maintenance charge would reduce the percentage increase or make greater any percentage decrease.

MARKET TIMING AND ASSET ALLOCATION SERVICES. Market timing and asset allocation services must comply with Jackson National NY's administrative systems, rules and procedures. Jackson National NY does not promote or endorse any such services.

MODIFICATION OF THE CONTRACT. Only the President, Vice President, Secretary or Assistant Secretary of Jackson National NY may approve a change to or waive a provision of the contract. Any change or waiver must be in writing. Jackson National NY may change the terms of the contract in order to comply with changes in applicable law, or otherwise as deemed necessary by Jackson National NY.

LEGAL PROCEEDINGS.

There are no material legal proceedings, other than ordinary routine litigation incidental to the business, to which Jackson National NY is a party.

Jackson National has been named as a defendant in civil litigation proceedings substantially similar to other litigation brought against many life insurers alleging misconduct in the sale of insurance products. These matters are sometimes referred to as market conduct litigation. The litigation against JNL purports to include purchasers of certain life insurance and annuity products from JNL during the period from 1981 to present. JNL has retained national and local counsel experienced in the handling of such litigation, and is vigorously defending these actions. A favorable outcome is anticipated, and at this time it is not feasible to make a meaningful estimate of the amount or range of loss that could result from an unfavorable outcome in such actions. In addition, JNL is a defendant in several individual actions that involve similar issues, including an August 1999 verdict against JNL for $32.5 million in punitive damages. JNL has appealed the verdict on the basis that it is not supported by the facts or the law, and a ruling reversing the judgment is being sought.

QUESTIONS. If you have questions about your contract, you may call or write to us at:

o Jackson National NY Annuity Service Center: (800) 599-5651, P.O. Box 0809, Denver, Colorado 80263-0809
o Institutional Marketing Group Service Center: (800) 777-7779, P.O. Box 30386, Lansing, Michigan 48909-9692

          TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

General Information and History .................................... 2

Services ........................................................... 2

Purchase of Securities Being Offered ............................... 2

Underwriters ....................................................... 2

Calculation of Performance ......................................... 3

Additional Tax Information ......................................... 5

Annuity Provisions................................................. 16

Financial Statements .............................................. 17

                       STATEMENT OF ADDITIONAL INFORMATION

                                SEPTEMBER 1, 2000



            INDIVIDUAL DEFERRED FIXED AND VARIABLE ANNUITY CONTRACTS
                     ISSUED BY THE JNLNY SEPARATE ACCOUNT II
             OF JACKSON NATIONAL LIFE INSURANCE COMPANY OF NEW YORK



This Statement of Additional Information is not a prospectus. It contains information in addition to and more detailed than set forth in the Prospectus and should be read in conjunction with the Prospectus dated September 1, 2000. The Prospectus may be obtained from Jackson National Life Insurance Company of New York by writing P.O. Box 0809, Denver, Colorado 80263-0809, or calling
1-800-599-5651. Not all investment divisions described in this SAI may be available for investment.




                                TABLE OF CONTENTS
                                                                          PAGE

General Information and History............................................. 2
Services.................................................................... 2
Purchase of Securities Being Offered........................................ 2
Underwriters................................................................ 2
Calculation of Performance.................................................. 3
Additional Tax Information.................................................. 5
Annuity Provisions......................................................... 16
Financial Statements ...................................................... 17

GENERAL INFORMATION AND HISTORY

JNLNY Separate Account II (Separate Account) is a separate investment account of Jackson National Life Insurance Company of New York (Jackson National NY). In September 1997, the company changed its name from First Jackson National Life Insurance Company to its present name. Jackson National NY is a wholly-owned subsidiary of Jackson National Life Insurance Company, and is ultimately a wholly-owned subsidiary of Prudential plc, London, England, an insurance company in the United Kingdom.

SERVICES

Jackson National NY is the custodian of the assets of the Separate Account. The custodian has custody of all cash of the Separate Account and attends to the collection of proceeds of shares of the underlying fund bought and sold by the Separate Account.

Effective October 15, 1999, KPMG LLP, 303 East Wacker Drive, Chicago, Illinois 60601, assumed responsibility for certain of the other audit and reporting functions previously provided by PricewaterhouseCoopers LLP to Jackson National NY. These changes were put into effect by Jackson National NY as of the date referenced above. Neither Jackson National NY nor the Separate Account has received an adverse opinion, nor were there any disagreements with PricewaterhouseCoopers LLP.

Blazzard, Grodd & Hasenauer, P.C. of Westport, Connecticut has provided advice on certain matters relating to the federal securities and income tax laws in connection with the contracts described in the Prospectus.

PURCHASE OF SECURITIES BEING OFFERED

The contracts will be sold by licensed insurance agents in states where the contracts may be lawfully sold. The agents will be registered representatives of broker-dealers that are registered under the Securities Exchange Act of 1934 and members of the National Association of Securities Dealers, Inc. (NASD).

UNDERWRITERS

The contracts are offered continuously and are distributed by Jackson National Life Distributors, Inc. (JNLD), 401 Wilshire Boulevard, Suite 1200, Santa Monica, California 90401. JNLD is a subsidiary of Jackson National Life Insurance Company. No underwriting commissions are paid by Jackson National NY to JNLD.

CALCULATION OF PERFORMANCE

When Jackson National NY advertises performance for an investment division (except the PPM America/JNL Money Market Division), we will include quotations of standardized average annual total return to facilitate comparison with standardized average annual total return advertised by other variable annuity separate accounts. Standardized average annual total return for an investment division will be shown for periods beginning on the date the investment division first invested in the corresponding series. We will calculate standardized average annual total return according to the standard methods prescribed by rules of the Securities and Exchange Commission.

Standardized average annual total return for a specific period is calculated by taking a hypothetical $1,000 investment in an investment division at the offering on the first day of the period ("initial investment"), and computing the ending redeemable value ("redeemable value") of that investment at the end of the period. The redeemable value is then divided by the initial investment and expressed as a percentage, carried to at least the nearest hundredth of a percent. Standardized average annual total return is annualized and reflects the deduction of the insurance charges and the contract maintenance charge. No deduction is made for premium taxes which may be assessed by certain states.

Jackson National NY may also advertise non-standardized total return. Non-standardized total return may be for periods other than those required to be presented or may otherwise differ from standardized average annual total return. Non-standardized total return may also assume a larger initial investment which more closely approximates the size of a typical contract.

Standardized average annual total return quotations will be current to the last day of the calendar quarter preceding the date on which an advertisement is submitted for publication. Both standardized average annual total return quotations and non-standardized total return quotations will be based on rolling calendar quarters and will cover at least periods of one, five, and ten years, or a period covering the time the investment division has been in existence, if it has not been in existence for one of the prescribed periods. If the corresponding series has been in existence for longer than the investment division, the non-standardized total return quotations will show the investment performance the investment division would have achieved (reduced by the applicable charges) had it been invested in the series for the period quoted. Standardized average annual total return is not available for periods before the investment division was in existence.

Quotations of standardized average annual total return and non-standardized total return are based upon historical earnings and will fluctuate. Any quotation of performance should not be considered a guarantee of future performance. Factors affecting the performance of an investment division and its corresponding series include general market conditions, operating expenses and investment management. An owner's withdrawal value upon surrender of a contract may be more or less than original cost.

Jackson National NY may advertise the current annualized yield for a 30-day period for an investment division. The annualized yield of an investment division refers to the income generated by the investment division over a specified 30-day period. Because this yield is annualized, the yield generated by an investment division during the 30-day period is assumed to be generated each 30-day period. The yield is computed by dividing the net investment income per accumulation unit earned during the period by the price per unit on the last day of the period, according to the following formula:

                   a-b   6
YIELD   =       2[(---+1)  -1]
                   cd


Where:

         a       =         net  investment  income earned during the period by
                           the  Series  attributable  to  shares  owned  by  the
                           investment division.
         b       =         expenses for the  investment  division  accrued for
                           the period (net of reimbursements).
         c       =         the  average  daily  number of  accumulation  units
                           outstanding during the period.
         d       =         the maximum offering price per accumulation unit on
                           the last day of the period.

Net investment income will be determined in accordance with rules established by the Securities and Exchange Commission. Accrued expenses will include all recurring fees that are charged to all contracts.

Because of the charges and deductions imposed by the Separate Account, the yield for an investment division will be lower than the yield for the corresponding series. The yield on amounts held in the investment divisions normally will fluctuate over time. Therefore, the disclosed yield for any given period is not an indication or representation of future yields or rates of return. An investment division's actual yield will be affected by the types and quality of portfolio securities held by the series and the series operating expenses.

Any current yield quotations of the PPM America/JNL Money Market Division, subject to Rule 482 under the Securities Act of 1933, will consist of a seven calendar day historical yield, carried at least to the nearest hundredth of a percent. We may advertise yield for the Division based on different time periods, but we will accompany it with a yield quotation based on a seven day calendar period. The PPM America/JNL Money Market Division's yield will be calculated by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one accumulation unit at the beginning of the base period, subtracting a hypothetical charge reflecting deductions from contracts, and dividing the net change in account value by the value of the account at the beginning of the period to obtain a base period return and multiplying the base period return by (365/7). The PPM America/JNL Money Market Division's effective yield is computed similarly but includes the effect of assumed compounding on an annualized basis of the current yield quotations of the Division.

The PPM America/JNL Money Market Division's yield and effective yield will fluctuate daily. Actual yields will depend on factors such as the type of instruments in the series' portfolio, portfolio quality and average maturity, changes in interest rates, and the series' expenses. Although the investment division determines its yield on the basis of a seven calendar day period, it may use a different time period on occasion. The yield quotes may reflect the expense limitations described in the series' Prospectus or Statement of Additional Information. There is no assurance that the yields quoted on any given occasion will be maintained for any period of time and there is no guarantee that the net asset values will remain constant. It should be noted that neither a contract owner's investment in the PPM America/JNL Money Market Division nor that Division's investment in the PPM America/JNL Money Market Series, is guaranteed or insured. Yields of other money market funds may not be comparable if a different base or another method of calculation is used.

ADDITIONAL TAX INFORMATION

NOTE: THE FOLLOWING DESCRIPTION IS BASED UPON THE COMPANY'S UNDERSTANDING OF CURRENT FEDERAL TAX LAW APPLICABLE TO ANNUITIES IN GENERAL. INFORMATION CONTAINED HEREIN SHOULD NOT BE SUBSTITUTED FOR THE ADVICE OF A PERSONAL TAX ADVISER. JACKSON NATIONAL NY DOES NOT MAKE ANY GUARANTEE REGARDING THE TAX STATUS OF ANY CONTRACT OR ANY TRANSACTION INVOLVING THE CONTRACTS. PURCHASERS BEAR THE COMPLETE RISK THAT THE CONTRACTS MAY NOT BE TREATED AS "ANNUITY CONTRACTS" UNDER FEDERAL INCOME TAX LAWS. IT SHOULD BE FURTHER UNDERSTOOD THAT THE FOLLOWING DISCUSSION IS NOT EXHAUSTIVE AND THAT SPECIAL RULES NOT DESCRIBED HEREIN MAY BE APPLICABLE IN CERTAIN SITUATIONS. MOREOVER, NO ATTEMPT HAS BEEN MADE TO CONSIDER ANY APPLICABLE STATE OR OTHER TAX LAWS.

General

Section 72 of the Internal Revenue Code of 1986, as amended (the "Code"), governs taxation of annuities in general. An individual owner is not taxed on increases in the value of a contract until distribution occurs, either in the form of a withdrawal or as annuity payments under the annuity option elected. For a withdrawal received as a total surrender (total redemption or a death benefit), the recipient is taxed on the portion of the payment that exceeds the cost basis of the contract. For a payment received as a partial withdrawal, federal tax liability generally is determined on a last-in, first-out basis, meaning taxable income is withdrawn before the cost basis of the contract is withdrawn. For contracts issued in connection with non-qualified plans, the cost basis is generally the premiums, while for contracts issued in connection with qualified plans there may be no cost basis. The taxable portion of a withdrawal is taxed at ordinary income tax rates. Tax penalties may also apply.

For annuity payments, a portion of each payment in excess of an exclusion amount is includable in taxable income. The exclusion amount for payments based on a fixed annuity option is determined by multiplying the payment by the ratio that the cost basis of the contract (adjusted for any period certain or refund feature) bears to the expected return under the contract. The exclusion amount for payments based on a variable annuity option is determined by dividing the cost basis of the contract (adjusted for any period certain or refund guarantee) by the number of years over which the annuity is expected to be paid. Payments received after the investment in the contract has been recovered (i.e. when the total of the excludable amounts equals the investment in the contract) are fully taxable. The taxable portion is taxed at ordinary income tax rates. For certain types of qualified plans there may be no cost basis in the contract within the meaning of Section 72 of the Code. Owners, annuitants and beneficiaries under the contracts should seek competent financial advice about the tax consequences of distributions.

Jackson National NY is taxed as a life insurance company under the Code. For federal income tax purposes, the Separate Account is not a separate entity from Jackson National NY and its operations form a part of Jackson National NY.

Withholding Tax on Distributions

The Code generally requires Jackson National NY (or, in some cases, a plan administrator) to withhold tax on the taxable portion of any distribution or withdrawal from a contract. For "eligible rollover distributions" from contracts issued under certain types of qualified plans, 20% of the distribution must be withheld, unless the payee elects to have the distribution "rolled over" to another eligible plan in a direct transfer. This requirement is mandatory and cannot be waived by the owner.

An "eligible rollover distribution" is the estimated taxable portion of any amount received by a covered employee from a plan qualified under Section 401(a) or 403(a) of the Code, or from a tax sheltered annuity qualified under Section 403(b) of the Code (other than (1) a series of substantially equal annuity payments for the life (or life expectancy) of the employee, or joint lives (or joint life expectancies) of the employee, and his or her designated beneficiary, or for a specified period of ten years or more); (2) minimum distributions required to be made under the Code; and (3) hardship withdrawals. Failure to "rollover" the entire amount of an eligible rollover distribution (including an amount equal to the 20% portion of the distribution that was withheld) could have adverse tax consequences, including the imposition of a penalty tax on premature withdrawals, described later in this section.

Withdrawals or distributions from a contract other than eligible rollover distributions are also subject to withholding on the estimated taxable portion of the distribution, but the owner may elect in such cases to waive the withholding requirement. If not waived, withholding is imposed (1) for periodic payments, at the rate that would be imposed if the payments were wages, or (2) for other distributions, at the rate of 10%. If no withholding exemption certificate is in effect for the payee, the rate under (1) above is computed by treating the payee as a married individual claiming 3 withholding exemptions.

Generally, the amount of any payment of interest to a non-resident alien of the United States shall be subject to withholding of a tax equal to thirty (30%) percent of such amount or, if applicable, a lower treaty rate. A payment may not be subject to withholding where the recipient sufficiently establishes that such payment is effectively connected to the recipient's conduct of a trade or business in the United States and such payment is included in recipient's gross income.

Diversification -- Separate Account Investments

Section 817(h) of the Code imposes certain diversification standards on the underlying assets of variable annuity contracts. The Code provides that a variable annuity contract will not be treated as an annuity contract for any period (and any subsequent period) for which the investments are not adequately diversified, in accordance with regulations prescribed by the United States Treasury Department ("Treasury Department"). Disqualification of the contract as an annuity contract would result in imposition of federal income tax to the owner with respect to earnings allocable to the contract prior to the receipt of payments under the contract. The Code contains a safe harbor provision which provides that annuity contracts such as the contracts meet the diversification requirements if, as of the close of each calendar quarter, the underlying assets meet the diversification standards for a regulated investment company, and no more than 55% of the total assets consist of cash, cash items, U.S.
government securities and securities of other regulated investment companies.

The Treasury Department has issued Regulations establishing diversification requirements for the mutual funds underlying variable contracts. The Regulations amplify the diversification requirements for variable contracts set forth in the Code and provide an alternative to the safe harbor provision described above. Under the Regulations, a mutual fund will be deemed adequately diversified if
(1) no more than 55% of the value of the total assets of the mutual fund is represented by any one investment; (2) no more than 70% of the value of the total assets of the mutual fund is represented by any two investments; (3) no more than 80% of the value of the total assets of the mutual fund is represented by any three investments; and (4) no more than 90% of the value of the total assets of the mutual fund is represented by any four investments.

Jackson National NY intends that each series of the JNL Series Trust will be managed by its respective investment adviser in such a manner as to comply with these diversification requirements.

The Treasury Department has indicated that the diversification Regulations do not provide guidance regarding the circumstances in which contract owner control of the investments of the Separate Account will cause the contract owner to be treated as the owner of the assets of the Separate Account, thereby resulting in the loss of favorable tax treatment of the contract. At this time it cannot be determined whether additional guidance will be provided and what standards may be contained in such guidance.

The amount of owner control which may be exercised under the contract is different in some respects from the situations addressed in published rulings issued by the Internal Revenue Service in which it was held that the policy owner was not the owner of the assets of the separate account. It is unknown whether these differences, such as the owner's ability to transfer among investment choices or the number and type of investment choices available, would cause the owner to be considered as the owner of the assets of the Separate Account resulting in the imposition of federal income tax to the owner with respect to earnings allocable to the contract prior to receipt of payments under the contract.

In the event any forthcoming guidance or ruling is considered to set forth a new position, such guidance or ruling will generally be applied only prospectively. However, if such ruling or guidance was not considered to set forth a new position, it may be applied retroactively resulting in the owner being retroactively determined to be the owner of the assets of the Separate Account.

Due to the uncertainty in this area, Jackson National NY reserves the right to modify the contract in an attempt to maintain favorable tax treatment.

Multiple Contracts

The Code provides that multiple annuity contracts which are issued within a calendar year to the same contract owner by one company or its affiliates are treated as one annuity contract for purposes of determining the tax consequences of any distribution. Such treatment may result in adverse tax consequences including more rapid taxation of the distributed amounts from such multiple contracts. For purposes of this rule, contracts received in a Section 1035 exchange will be considered issued in the year of the exchange. Owners should consult a tax adviser prior to purchasing more than one annuity contract in any calendar year.

Partial 1035 Exchanges

Section 1035 of the Code provides that an annuity contract may be exchanged in a tax-free transaction for another annuity contract. Historically, it was presumed that only the exchange of an entire contract, as opposed to a partial exchange, would be accorded tax-free status. In 1998 in Conway vs. Commissioner, the Tax Court held that the direct transfer of a portion of an annuity contract into another annuity contract qualified as a non-taxable exchange. On November 22, 1999, the Internal Revenue Service filed an Action on Decision which indicated that it acquiesced in the Tax Court decision in Conway. However, in its acquiesence with the decision of the Tax Court, the Internal Revenue Service stated that it will challenge transactions where taxpayers enter into a series of partial exchanges and annuitizations as part of a design to avoid application of the 10% premature distribution penalty or other limitations imposed on annuity contracts under the Code. In the absence of further guidance from the Internal Revenue Service it is unclear what specific types of partial exchange designs and transactions will be challenged by the Internal Revenue Service. Due to the uncertainty in this area owners should consult their own tax advisers prior to entering into a partial exchange of an annuity contract.

Contracts Owned by Other than Natural Persons

Under Section 72(u) of the Code, the investment earnings on premiums for contracts will be taxed currently to the owner if the owner is a non-natural person, e.g., a corporation or certain other entities. Such contracts generally will not be treated as annuities for federal income tax purposes. However, this treatment is not applied to contracts held by a trust or other entity as an agent for a natural person nor to contracts held by certain qualified plans. Purchasers should consult their own tax counsel or other tax adviser before purchasing a contract to be owned by a non-natural person.

Tax Treatment of Assignments

An assignment or pledge of a contract may have tax consequences, and may also be prohibited by ERISA in some circumstances. Owners should, therefore, consult competent legal advisers should they wish to assign or pledge their contracts.

Death Benefits

Any death benefits paid under the Contact are taxable to the beneficiary. The rules governing the taxation of payments from an annuity contract, as discussed above, generally apply to the payment of death benefits and depend on whether the death benefits are paid as a lump sum or as annuity payments. Estate taxes may also apply.

Qualified Plans

The contracts offered by the Prospectus are designed to be suitable for use under various types of qualified plans. Taxation of owners in each qualified plan varies with the type of plan and terms and conditions of each specific plan. Owners, annuitants and beneficiaries are cautioned that benefits under a qualified plan may be subject to the terms and conditions of the plan, regardless of the terms and conditions of the contracts issued to fund the plan.

Tax Treatment of Withdrawals

Non-Qualified Plans

Section 72 of the Code governs treatment of distributions from annuity contracts. It provides that if the contract value exceeds the aggregate premiums made, any amount withdrawn not in the form of an annuity payment will be treated as coming first from the earnings and then, only after the income portion is exhausted, as coming from the principal. Withdrawn earnings are included in a taxpayer's gross income. Section 72 further provides that a 10% penalty will apply to the income portion of any distribution. The penalty is not imposed on amounts received: (1) after the taxpayer reaches 59 1/2; (2) upon the death of the owner; (3) if the taxpayer is totally disabled as defined in Section 72(m)(7) of the Code; (4) in a series of substantially equal periodic payments made at least annually for the life (or life expectancy) of the taxpayer or for the joint lives (or joint life expectancies) of the taxpayer and his beneficiary; (5) under an immediate annuity; or (6) which are allocable to premium payments made prior to August 14, 1982.

With respect to (4) above, if the series of substantially equal periodic payments is modified before the later of your attaining age 59 1/2 or 5 years from the date of the first periodic payment, then the tax for the year of the modification is increased by an amount equal to the tax which would have been imposed (the 10% penalty tax) but for the exception, plus interest for the tax years in which the exception was used.

Qualified Plans

In the case of a withdrawal under a qualified contract, a ratable portion of the amount received is taxable, generally based on the ratio of the individual's cost basis to the individual's total accrued benefit under the retirement plan. Special tax rules may be available for certain distributions from a qualified contract. Section 72(t) of the Code imposes a 10% penalty tax on the taxable portion of any distribution from qualified retirement plans, including contracts issued and qualified under Code Sections 401 (Pension and Profit Sharing plans), 403(b) (tax-sheltered annuities) and 408 and 408A (IRAs). To the extent amounts are not included in gross income because they have been rolled over to an IRA or to another eligible qualified plan, no tax penalty will be imposed.

The tax penalty will not apply to the following distributions: (1) if distribution is made on or after the date on which the owner or annuitant (as applicable) reaches age 59 1/2; (2) distributions following the death or disability of the owner or annuitant (as applicable) (for this purpose "disability" is defined in Section 72(m)(7) of the Code); (3) after separation from service, distributions that are part of substantially equal periodic payments made not less frequently than annually for the life (or life expectancy) of the owner or annuitant (as applicable) or the joint lives (or joint life expectancies) of such owner or annuitant (as applicable) and his or her designated beneficiary; (4) distributions to an owner or annuitant (as applicable) who has separated from service after he has attained age 55; (5) distributions made to the owner or annuitant (as applicable) to the extent such distributions do not exceed the amount allowable as a deduction under Code
Section 213 to the owner or annuitant (as applicable) for amounts paid during the taxable year for medical care; (6) distributions made to an alternate payee pursuant to a qualified domestic relations order; (7) distributions made on account of an IRS levy upon the qualified contracts; (8) distributions from an IRA for the purchase of medical insurance (as described in Section 213(d)(1)(D) of the Code) for the contract owner or annuitant (as applicable) and his or her spouse and dependents if the contract owner or annuitant (as applicable) has received unemployment compensation for at least 12 weeks (this exception will no longer apply after the contract owner or annuitant (as applicable) has been re-employed for at least 60 days); (9) distributions from an Individual Retirement Annuity made to the owner or annuitant (as applicable) to the extent such distributions do not exceed the qualified higher education expenses (as defined in Section 72(t)(7) of the Code) of the owner or annuitant (as applicable) for the taxable year; and (10) distributions from an Individual Retirement Annuity made to the owner or annuitant (as applicable) which are qualified first-time home buyer distributions (as defined in Section 72(t)(8) of the Code). The exception stated in items (4) and (6) above do not apply in the case of an IRA. The exception stated in (3) above applies to an IRA without the requirement that there be a separation from service.

With respect to (3) above, if the series of substantially equal periodic payments is modified before the later of your attaining age 59 1/2 or 5 years from the date of the first periodic payment, then the tax for the year of the modification is increased by an amount equal to the tax which would have been imposed (the 10% penalty tax) but for the exception, plus interest for the tax years in which the exception was used.

Withdrawals of amounts attributable to contributions made pursuant to a salary reduction agreement (in accordance with Section 403(b)(11) of the Code) are limited to the following: when the owner attains age 59 1/2, separates from services, dies, becomes disabled (within the meaning of Section 72(m)(7) of the Code), or in the case of hardship. Hardship withdrawals do not include any earnings on salary reduction contributions. These limitations on withdrawals apply to: (1) salary reduction contributions made after December 31, 1988; (2) income attributable to such contributions; and (3) income attributable to amounts held as of December 31, 1988. The limitations on withdrawals do not affect rollovers or exchanges between certain qualified plans. Tax penalties may also apply. While the foregoing limitations only apply to certain contracts issued in connection with Section 403(b) qualified plans, all owners should seek competent tax advice regarding any withdrawals or distributions.

The taxable portion of a withdrawal or distribution from contracts issued under certain types of plans may, under some circumstances, be "rolled over" into another eligible plan so as to continue to defer income tax on the taxable portion. Effective January 1, 1993, such treatment is available for an "eligible rollover distribution" made by certain types of plans (as described above under "Taxes -- Withholding Tax on Distributions") that is transferred within 60 days of receipt into another eligible plan or an IRA, or an individual retirement account described in section 408(a) of the Code. Plans making such eligible rollover distributions are also required, with some exceptions specified in the Code, to provide for a direct transfer of the distribution to the transferee plan designated by the recipient.

Amounts received from IRAs may also be rolled over into other IRAs, individual retirement accounts or certain other plans, subject to limitations set forth in the Code.

Generally, distributions from a qualified plan must commence no later than April 1 of the calendar year following the year in which the employee attains the later of age 70 1/2 or the date of retirement. In the case of an IRA, distribution must commence no later than April 1 of the calendar year following the year in which the owner attains age 70 1/2. Required distributions must be over a period not exceeding the life or life expectancy of the individual or the joint lives or life expectancies of the individual and his or her designated beneficiary. If the required minimum distributions are not made, a 50% penalty tax is imposed as to the amount not distributed.

Tax-Sheltered Annuities - Withdrawal Limitations

Withdrawals of amounts attributable to contributions made pursuant to a salary reduction agreement (in accordance with Section 403(b)(11) of the Code) are limited to the following: when the owner attains age 59 1/2, separates from services, dies, becomes disabled (within the meaning of Section 72(m)(7) of the Code), or in the case of hardship. Hardship withdrawals do not include any earnings on salary reduction contributions. These limitations on withdrawals apply to: (1) salary reduction contributions made after December 31, 1988; (2) income attributable to such contributions; and (3) income attributable to amounts held as of December 31, 1988. The limitations on withdrawals do not affect rollovers or exchanges between certain qualified plans. Tax penalties may also apply. While the foregoing limitations only apply to certain contracts issued in connection with Section 403(b) qualified plans, all owners should seek competent tax advice regarding any withdrawals or distributions.

Types of Qualified Plans

The Contracts offered herein are designed to be suitable for use under various types of Qualified Plans. Taxation of participants in each Qualified Plan varies with the type of plan and terms and conditions of each specific plan. Owners, Annuitants and Beneficiaries are cautioned that benefits under a Qualified Plan may be subject to the terms and conditions of the plan regardless of the terms and conditions of the Contracts issued pursuant to the plan. Some retirement plans are subject to distribution and other requirements that are not incorporated into the Company's administrative procedures. The Company is not bound by the terms and conditions of such plans to the extent such terms conflict with the terms of a Contract, unless the Company specifically consents to be bound. Owners, Annuitants and Beneficiaries are responsible for determining that contributions, distributions and other transactions with respect to the Contracts comply with applicable law.

A Qualified Contract will not provide any necessary or additional tax deferral if it is used to fund a Qualified Plan that is tax deferred. However, the Contract has features and benefits other than tax deferral that may make it an appropriate investment for a Qualified Plan. Following are generally descriptions of the types of Qualified Plans with which the Contracts may be used. Such descriptions are not exhaustive and are for general informational purposes only. The tax rules regarding Qualified Plans are very complex and will have differing applications depending on individual facts and circumstances. Each purchaser should obtain competent tax advice prior to purchasing a Contract issued under a Qualified Plan.

Contracts issued pursuant to Qualified Plans include special provisions restricting Contract provisions that may otherwise be available as described herein. Generally, Contract issued pursuant to Qualified Plans are not transferable except upon surrender or annuitization. Various penalty and excise taxes may apply to contributions or distributions made in violation of applicable limitations. Furthermore, certain withdrawal penalties and restrictions may apply to surrenders from Qualified Contracts. (See "Tax Treatment of Withdrawals - Qualified Contracts" below.)

On July 6, 1983, the Supreme Court decided in Arizona Governing Committee v. Norris that optional annuity benefits provided under an employer's deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women. The Contracts sold by the Company in connection with certain Qualified Plans will utilize tables which do not differentiate on the basis of sex. Such annuity tables will also be available for use in connection with certain non-qualified deferred compensation plans.

         (a) Tax-Sheltered Annuities

         Section 403(b) of the Code permits the purchase of "tax-sheltered annuities" by public schools and certain charitable, educational and scientific organizations described in Section 501(c) (3) of the Code. These qualifying employers may make contributions to the contracts for the benefit of their employees. Such contributions are not included in the gross income of the employee until the employee receives distributions from the contract. The amount of contributions to the tax-sheltered annuity is limited to certain maximums imposed by the Code. Furthermore, the Code sets forth additional restrictions governing such items as transferability, distributions, non-discrimination and withdrawals. Employee loans are not allowed under these contracts. Any employee should obtain competent tax advice as to the tax treatment and suitability of such an investment.

         (b) Individual Retirement Annuities

         Section 408(b) of the Code permits eligible individuals to contribute to an individual retirement program known as an "Individual Retirement Annuity" ("IRA"). Under applicable limitations, certain amounts may be contributed to an IRA which will be deductible from the individual's taxable income. These IRAs are subject to limitations on eligibility, contributions, transferability and distributions. Sales of contracts for use with IRAs are subject to special requirements imposed by the Code, including the requirement that certain informational disclosure be given to persons desiring to establish an IRA. Purchasers of contracts to be qualified as IRAs should obtain competent tax advice as to the tax treatment and suitability of such an investment.

         (c) Roth IRAs

         Section 408A of the Code provides that beginning in 1998, individuals may purchase a new type of non-deductible IRA, known as a Roth IRA. Purchase payments for a Roth IRA are limited to a maximum of $2,000 per year and are not deductible from taxable income. Lower maximum limitations apply to individuals with adjusted gross incomes between $95,000 and $110,000 in the case of single taxpayers, between $150,000 and $160,000 in the case of married taxpayers filing joint returns, and between $0 and $10,000 in the case of married taxpayers filing separately. An overall $2,000 annual limitation continues to apply to all of a taxpayer's IRA contributions, including Roth IRAs and non-Roth IRAs.

         Qualified distributions from Roth IRAs are free from federal income tax. A qualified distribution requires that the individual has held the Roth IRA for at least five years and, in addition, that the distribution is made either after the individual reaches age 59 1/2, on the individual's death or disability, or as a qualified first-time home purchase, subject to a $10,000 lifetime maximum, for the individual, a spouse, child, grandchild, or ancestor. Any distribution which is not a qualified distribution is taxable to the extent of earnings in the distribution. Distributions are treated as made from contributions first and therefore no distributions are taxable until distributions exceed the amount of contributions to the Roth IRA. The 10% penalty tax and the regular IRA exceptions to the 10% penalty tax apply to taxable distributions from a Roth IRA.

         Amounts may be rolled over from one Roth IRA to another Roth IRA. Furthermore, an individual may make a rollover contribution from a non-Roth IRA to a Roth IRA, unless the individual has adjusted gross income over $100,000 or the individual is a married taxpayer filing a separate return. The individual must pay tax on any portion of the IRA being rolled over that represents income or a previously deductible IRA contribution. There are no similar limitations on rollovers from a Roth IRA to another Roth IRA.

         (d) Pension and Profit-Sharing Plans

         Sections 401(a) and 401(k) of the Code permit employers, including self-employed individuals, to establish various types of retirement plans for employees. These retirement plans may permit the purchase of the contracts to provide benefits under the plan. Contributions to the plan for the benefit of employees will not be included in the gross income of the employee until distributed from the plan. The tax consequences to owners may vary depending upon the particular plan design. However, the Code places limitations on all plans on such items as amount of allowable contributions; form, manner and timing of distributions; vesting and non-forfeitability of interests; nondiscrimination in eligibility and participation; and the tax treatment of distributions, transferability of benefits, withdrawals and surrenders. Purchasers of contracts for use with pension or profit sharing plans should obtain competent tax advice as to the tax treatment and suitability of such an investment.

         (e) Non-Qualified Deferred Compensation Plans -- Section 457

         Under Code provisions, employees and independent contracts performing services for state and local governments and other tax-exempt organizations may participate in Deferred Compensation Plans Under
         Section 457 of the Code. The amounts deferred under a Plan which meets the requirements of Section 457 of the Code are not taxable as income to the participant until paid or otherwise made available to the participant or beneficiary. As a general rule, the maximum amount which can be deferred in any one year is the lesser of $8,000 or 33 1/3 percent of the participant's includible compensation. However, in limited circumstances, the plan may provided for additional catch-up contributions in each of the last three years before normal retirement age. Furthermore, the Code provides additional requirements and restrictions regarding eligibility and distributions.

         All of the assets and income of a Plan established by governmental employer after August 20, 1996, must be held in trust for the exclusive benefit of participants and their beneficiaries. For this purpose, custodial accounts and certain annuity contracts are treated as trusts. Plans that were in existence on August 20, 1996 may be amended to satisfy the trust and exclusive benefit requirement any time prior to
         January 1, 1999, and must be amended not later than that date to continue to receive favorable tax treatment. The requirement of a trust does not apply to amounts under a Plan of a tax-exempt (non-governmental) employer. In addition, the requirement of a trust does not apply to amounts under a Plan of a governmental employer if the Plan is not an eligible plan within the meaning of section 457(b) of the Code. In the absence of such a trust, amounts under the plan will be subject to the claims of the employer's general creditor's.

         In general, distributions from a Plan are prohibited under section 457 of the Code unless made after the participation employee:

         o        attains age 70 1/2,
         o        separates from service,
         o        dies, or
         o suffers an unforeseeable financial emergency as defined in the Code.

         Under  present  federal tax law,  amounts  accumulated  in a Plan under section 457 of the Code cannot be transferred or rolled over on a tax-deferred basis except for certain transfers to other Plans under section 457.

ANNUITY PROVISIONS

Variable Annuity Payment. The initial annuity payment is determined by taking the Contract value allocated to that Investment Division, less any premium tax and any applicable Contract charges, and then applying it to the income option table specified in the Contract. The appropriate rate must be determined by the sex (except where, as in the case of certain Qualified Plans and other employer-sponsored retirement plans, such classification is not permitted) and age of the annuitant and designated second person, if any.

The dollars applied are divided by 1,000 and the result multiplied by the appropriate annuity factor appearing in the table to compute the amount of the first monthly payment. That amount is divided by the value of an annuity unit as of the Income Date to establish the number of annuity units representing each variable payment. The number of annuity units determined for the first variable payment remains constant for the second and subsequent monthly variable payments, assuming that no reallocation of Contract values is made.

The amount of the second and each subsequent monthly variable payment is determined by multiplying the number of annuity units by the annuity unit value as of the business day next preceding the date on which each payment is due.

The mortality and expense experience will not adversely affect the dollar amount of the variable annuity payments once payments have commenced.

Annuity Unit Value. The initial value of an annuity unit of each Investment Division was set when the Investment Divisions were established. The value may increase or decrease from one business day to the next. The income option tables contained in the Contract are based on a 4.5% per annum assumed investment rate.

The value of a fixed number of annuity units will reflect the investment performance of the Investment Divisions elected, and the amount of each payment will vary accordingly.

For each Investment Division, the value of an annuity unit for any business day is determined by multiplying the annuity unit value for the immediately preceding business day by the percentage change in the value of an accumulation unit from the immediately preceding business day to the business day of valuation. The result is then multiplied by a second factor which offsets the effect of the assumed net investment rate of 4.5% per annum.

                         JACKSON NATIONAL LIFE INSURANCE
                               COMPANY OF NEW YORK



                               [GRAPHIC OMITTED]














                              FINANCIAL STATEMENTS


                                DECEMBER 31, 1999

                        REPORT OF INDEPENDENT ACCOUNTANTS



To the Board of Directors and Stockholder of Jackson National Life Insurance Company of New York


We have audited the accompanying balance sheet of Jackson National Life Insurance Company of New York as of December 31, 1999 and the related statements of income, stockholder's equity and comprehensive income, and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit. The accompanying statements of Jackson National Life Insurance Company of New York as of December 31, 1998 and 1997, were audited by other auditors whose report thereon dated February 19, 1999, expressed an unqualified opinion on those statements.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining on a test basis evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Jackson National Life Insurance Company of New York as of December 31, 1999, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.








February 2, 2000

              Jackson National Life Insurance Company of New York
     (a wholly owned subsidiary of Jackson National Life Insurance Company)
                             Financial Statements.


BALANCE SHEET

--------------------------------------------------------------------------------

                                                                                        DECEMBER 31,
ASSETS                                                                           1999                 1998
                                                                          -------------------   ------------------
   Investments:
     Fixed maturities available for sale (amortized
         cost: 1999, $68,805,183; 1998, $5,963,201)                           $ 67,908,242         $  5,977,820
     Cash and short-term investments                                            14,643,874            1,920,324
                                                                          -------------------   ------------------

         Total investments                                                      82,552,116            7,898,144

   Accrued investment income                                                     1,149,063               77,935
   Deferred acquisition costs                                                   10,508,000              107,000
   Furniture and equipment                                                         233,998              283,118
   State tax recoverable                                                            45,000               67,200
   Federal income tax recoverable                                                        -              174,802
   Deferred income taxes                                                           509,170              108,674
   Reinsurance recoverable                                                         138,176                6,702
   Other assets                                                                    155,539                  287
   Variable annuity assets                                                      77,023,997              104,912
                                                                          -------------------   ------------------

         Total assets                                                         $172,315,059         $  8,828,774
                                                                          ===================   ==================


LIABILITIES AND STOCKHOLDER'S EQUITY
     LIABILITIES
     Policy reserves and liabilities
          Reserves for future policy benefits                                   $  121,256           $    3,869
          Deposits on investment contracts                                      75,110,492              705,839
     General expenses payable                                                      125,238              100,156
     Payable to parent                                                           1,098,264               32,158
     Other liabilities                                                           2,301,472               46,631
     Variable annuity liabilities                                               77,023,997              104,912
                                                                          -------------------   ------------------

         Total liabilities                                                     155,780,719              993,565
                                                                          -------------------   ------------------

       STOCKHOLDER'S EQUITY
     Capital stock, $1,000 par value; 2,000 shares
         authorized, issued and outstanding                                      2,000,000            2,000,000
     Additional paid-in capital                                                 16,000,000            6,000,000
      Accumulated other comprehensive income (loss)                               (436,762)               9,502
     Retained earnings (deficit)                                                (1,028,898)            (174,293)
                                                                          -------------------   ------------------

     Total stockholder's equity                                                 16,534,340            7,835,209
                                                                          -------------------   ------------------

         Total liabilities and stockholder's equity                           $172,315,059         $  8,828,774
                                                                          ===================   ==================



                See accompanying notes to financial statements.

              JACKSON NATIONAL LIFE INSURANCE COMPANY OF NEW YORK
     (A WHOLLY OWNED SUBSIDIARY OF JACKSON NATIONAL LIFE INSURANCE COMPANY)
                              FINANCIAL STATEMENTS


INCOME STATEMENT

--------------------------------------------------------------------------------

                                                                           YEARS ENDED DECEMBER 31,
                                                                 1999                 1998                 1997
                                                           ------------------   ------------------   ------------------
REVENUES
   Premiums and other considerations                           $   13,874            $   2,275              $      -

   Net investment income                                        1,536,382              582,397               469,601

   Net realized investment gains                                        -               70,414                     -

   Fee income:
      Mortality charges                                             1,151                    -                     -
      Expense charges                                               2,054                    -                     -
      Surrender charges                                            62,034                    -                     -
      Variable annuity fees                                       364,384                   90                     -
                                                           ------------------   ------------------   ------------------
   Total fee income                                               429,623                   90                     -

   Other income                                                   190,575                7,686                     -
                                                           ------------------   ------------------   ------------------

     Total revenues                                              2,170,454              662,862              469,601
                                                           ------------------   ------------------   ------------------

BENEFITS AND EXPENSES
   Interest credited on deposit liabilities                      1,261,745               14,059                    -
   Increase in reserves, net of reinsurance
        recoverables                                                11,379                  747                    -
   Commissions                                                   9,226,887               52,601                    -
   General and administrative expenses                           2,967,330            1,534,101              116,215
   Taxes, licenses and fees                                        193,918             (31,137)               51,651
   Deferral of policy acquisition costs                       (10,372,000)            (110,000)                    -
   Amortization of acquisition costs                               196,000                3,000                    -
                                                           ------------------   ------------------   ------------------

     Total benefits and expenses                                 3,485,259            1,463,371              167,866
                                                           ------------------   ------------------   ------------------

     Pretax income (loss)                                      (1,314,805)            (800,509)              301,735

   Income tax expense (benefit)                                  (460,200)            (280,200)              105,607
                                                           ------------------   ------------------   ------------------

      NET INCOME (LOSS)                                       $  (854,605)         $  (520,309)           $  196,128
                                                           ==================   ==================   ==================


                See accompanying notes to financial statements.

              JACKSON NATIONAL LIFE INSURANCE COMPANY OF NEW YORK
     (A WHOLLY OWNED SUBSIDIARY OF JACKSON NATIONAL LIFE INSURANCE COMPANY)
                              FINANCIAL STATEMENTS


STATEMENT OF STOCKHOLDER'S EQUITY AND COMPREHENSIVE INCOME

--------------------------------------------------------------------------------


                                                                              YEARS ENDED DECEMBER 31,
                                                                   1999                 1998                1997
                                                              -----------------   ------------------  -------------------

CAPITAL  STOCK
Beginning and end of year                                        $ 2,000,000         $  2,000,000          $ 2,000,000
                                                              -----------------   ------------------  -------------------

ADDITIONAL PAID-IN CAPITAL
Beginning of year                                                  6,000,000            6,000,000            6,000,000
   Capital contribution                                           10,000,000                    -                    -
                                                              -----------------   ------------------  -------------------
End of year                                                       16,000,000            6,000,000            6,000,000
                                                              -----------------   ------------------  -------------------

ACCUMULATED OTHER COMPREHENSIVE INCOME
Beginning of year                                                      9,502               65,881              (2,843)
   Net unrealized gain (loss) on investments,
     net of tax of $(240,296) in 1999, $(30,357) in 1998,
      and $37,005 in 1997                                          (446,264)             (56,379)               68,724
                                                              -----------------   ------------------  -------------------
End of year                                                        (436,762)                9,502               65,881
                                                              -----------------   ------------------  -------------------

RETAINED EARNINGS (DEFICIT)
Beginning of year                                                  (174,293)              346,016              149,888
   Net income (loss)                                               (854,605)            (520,309)              196,128
                                                              -----------------   ------------------  -------------------
End of year                                                      (1,028,898)            (174,293)              346,016
                                                              -----------------   ------------------  -------------------

TOTAL STOCKHOLDER'S EQUITY                                       $16,534,340         $  7,835,209          $ 8,411,897
                                                              =================   ==================  ===================



                                                                             YEAR ENDED DECEMBER 31,
                                                                   1999                 1998                1997
                                                             ------------------   ------------------  -------------------
COMPREHENSIVE INCOME (LOSS)
Net Income (loss)                                                $  (854,605)         $  (520,309)          $   196,128
   Net unrealized holding gains (losses) arising during
     the period, net of tax of $(240,296) in 1999,
      $(12,076) in 1998, and $37,005 in 1997                        (446,264)             (22,429)               68,724
   Reclassification adjustment for gains included in net
      income, net of tax of $(18,281) in 1998                               -             (33,950)                    -
                                                             ------------------   ------------------  -------------------

COMPREHENSIVE INCOME (LOSS)                                     $ (1,300,869)         $  (576,688)          $   264,852
                                                             ==================   ==================  ===================


                See accompanying notes to financial statements.

              JACKSON NATIONAL LIFE INSURANCE COMPANY OF NEW YORK
     (A WHOLLY OWNED SUBSIDIARY OF JACKSON NATIONAL LIFE INSURANCE COMPANY)
                              FINANCIAL STATEMENTS


STATEMENT OF CASH FLOWS

--------------------------------------------------------------------------------


                                                                              YEARS ENDED DECEMBER 31,
                                                                  1999                 1998                      1997
                                                            ------------------   -------------------   -------------------
CASH FLOWS FROM OPERATING ACTIVITIES:
      Net income (loss)                                        $  (854,605)          $  (520,309)           $   196,128
      Adjustments to reconcile net income (loss) to net
        cash provided by (used in) operating activities:
             Net realized investment gains                                -              (70,414)                     -
             Interest credited on deposit liabilities             1,261,745                14,059                     -
             Amortization of discount and premium on
               investments                                         (25,921)                 2,374                 1,155
             Other charges                                         (65,239)                    -                      -
             Change in:
               Deferred income taxes                              (160,200)             (113,791)                     -
               Accrued investment income                        (1,071,128)               (8,944)              (28,385)
               Deferred acquisition costs                      (10,176,000)             (107,000)                     -
               Federal income taxes recoverable                    174,802              (166,409)                14,207
               Other assets and liabilities, net                 3,248,314              (242,520)              (69,575)
                                                            ------------------   -------------------   -------------------
      NET CASH PROVIDED BY (USED IN) OPERATING ACTIVITIES       (7,668,232)           (1,212,954)               113,530
                                                            ------------------   -------------------   -------------------

CASH FLOWS FROM INVESTING ACTIVITIES:
      Sales and maturities of:
             Fixed maturities available for sale                  1,642,676             7,302,300                      -
      Purchases of:
             Fixed maturities available for sale               (64,458,803)           (4,954,688)           (7,739,134)
                                                            ------------------   -------------------   -------------------
      NET CASH PROVIDED BY (USED IN) INVESTING ACTIVITIES      (62,816,127)             2,347,612           (7,739,134)
                                                            ------------------   -------------------   -------------------

CASH  FLOWS FROM FINANCING ACTIVITIES:
      Policyholder's account balances:
             Deposits                                           137,196,675               802,091                     -
             Withdrawals                                        (2,476,840)               (9,811)                     -
             Net transfers to separate accounts                (61,511,926)             (100,500)                     -
      Capital contribution from Parent                           10,000,000                     -                     -
                                                            ------------------   -------------------   -------------------

     NET CASH PROVIDED BY FINANCING ACTIVITIES                   83,207,909               691,780                     -
                                                            ------------------   -------------------   -------------------
     NET INCREASE (DECREASE) IN CASH AND SHORT-TERM
       INVESTMENTS                                               12,723,550             1,826,438           (7,625,604)

CASH AND SHORT-TERM INVESTMENTS, BEGINNING OF PERIOD              1,920,324                93,886             7,719,490
                                                            ------------------   -------------------   -------------------
CASH AND SHORT-TERM INVESTMENTS, END OF PERIOD                  $14,643,874           $ 1,920,324            $   93,886
                                                            ==================   ===================   ===================

                See accompanying notes to financial statements.

               JACKSON NATIONAL LIFE INSURANCE COMPANY OF NEW YORK
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 1999

--------------------------------------------------------------------------------
1.   NATURE OF OPERATIONS

Jackson National Life Insurance Company of New York, (the "Company" or "JNL/NY") is wholly owned by Jackson National Life Insurance Company, ("JNL" or the "Parent") a wholly owned subsidiary of Brooke Life Insurance Company ("Brooke Life") which is ultimately a wholly owned subsidiary of Prudential plc ("Prudential"), London, England. JNL/NY is licensed to sell group and individual annuity products, including immediate and deferred annuities, guaranteed investment contracts, variable annuities, and individual life insurance products in the states of New York, Delaware and Michigan. Product sales commenced in the second quarter of 1998.

 2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     BASIS OF PRESENTATION
     The accompanying financial statements have been prepared in accordance with generally accepted accounting principles ("GAAP"). Certain prior year amounts have been reclassified to conform with the current year presentation.

     The preparation of the financial statements in conformity with generally accepted accounting principles requires the use of estimates and assumptions that affect the amounts reported in the financial statements and the accompanying notes. Actual results may differ from those estimates.

     COMPREHENSIVE INCOME
     Effective January 1, 1998, JNL/NY adopted Statement of Financial Accounting Standards No. 130, Reporting Comprehensive Income ("SFAS 130"). SFAS 130 establishes standards for reporting and presentation of comprehensive income and its components in the financial statements. Comprehensive income includes all changes in stockholder's equity (except those arising from transactions with owners/shareholders) and, in the Company's case, includes net income and net unrealized gains/(losses) on securities. SFAS 130 requires additional disclosures in the financial statements, but it has no impact on the Company's financial position or net income.

     INVESTMENTS
     Cash and short-term investments which primarily include commercial paper and money market instruments are carried at cost. These investments have maturities of three months or less and are considered cash equivalents for reporting cash flows.

     Fixed maturities include bonds and mortgage-backed securities. All fixed maturities are considered available for sale and are carried at aggregate market value.

     Realized gains and losses on the sale of investments are recognized in income at the date of sale and are determined using the specific cost identification method. Acquisition premiums and discounts on investments are amortized to investment income using call or maturity dates. The changes in unrealized gains or losses of investments classified as available for sale, net of tax and the effect of the deferred acquisition cost adjustment, are excluded from net income and included as a component of comprehensive income and stockholder's equity.

     DEFERRED ACQUISITION COSTS
     Certain costs of acquiring new business, principally commissions and certain costs associated with policy issue and underwriting which vary with and are primarily related to the production of new business, have been capitalized as deferred acquisition costs. Deferred acquisition costs are increased by interest thereon and amortized in proportion to anticipated premium revenues for traditional life policies and in proportion to estimated gross profits for annuities and interest-sensitive life products. As certain fixed maturity securities available for sale are carried at aggregate fair value, an adjustment is made to deferred acquisition costs equal to the change in amortization that would have occurred if such securities had been sold at their stated aggregate fair value and the proceeds reinvested at current yields. The change in this adjustment is included with the change in fair value of fixed maturity securities available for sale, net of tax, that is credited or charged directly to stockholder's equity and is a component of other comprehensive income. Deferred acquisition costs have been increased by $225,000 at December 31, 1999 to reflect this credit. There was no adjustment at December 31, 1998.

     FEDERAL INCOME TAXES
     The Company provides deferred income taxes on the temporary differences between the tax and financial statement basis of assets and liabilities.

     The Company files a consolidated federal income tax return with Jackson National Life Insurance Company and Brooke Life. For tax years ending December 31, 1997 and prior, the Company filed a federal income tax return on a separate company basis. The Company has entered into a written tax sharing agreement which is generally based on separate return calculations. Intercompany balances are settled on a quarterly basis.

     POLICY RESERVES AND LIABILITIES
     RESERVES FOR FUTURE POLICY BENEFITS:
     For traditional life insurance contracts, reserves for future policy benefits are determined using the net level premium method and assumptions as of the issue date as to mortality, interest, policy lapsation and expenses plus provisions for adverse deviations. Mortality assumptions range from 30% to 135% of the 1975-1980 Basic Select and Ultimate tables depending on underwriting classification and policy duration. Interest rate assumptions range from 6.0% to 8.0%. Lapse and expense assumptions are based on the Parent's experience.

     DEPOSITS ON INVESTMENT CONTRACTS:
     For the company's interest-sensitive life contracts, reserves approximate the policyholder's accumulation account. For deferred and variable annuity contracts, the reserve is the policyholder's account value.

     VARIABLE ANNUITY ASSETS AND LIABILITIES
     The assets and liabilities resulting from individual variable annuity contracts which aggregated $77,023,997 and $104,912 at December 31, 1999 and 1998, respectively, are segregated in a separate account. The Company receives fees for assuming mortality and expense risks and other administrative fees related to the issuance and maintenance of the contracts. Such fees are recorded as earned and included in fee income in the income statement.

     REVENUE AND EXPENSE RECOGNITION
     Premiums for traditional life insurance are reported as revenues when due. Benefits, claims and expenses are associated with earned revenues in order to recognize profit over the lives of the contracts. This association is accomplished by provisions for future policy benefits and the deferral and amortization of acquisition costs.

     Deposits on interest-sensitive life products and investment contracts, principally universal life contracts and deferred annuities, are treated as policyholder deposits and excluded from revenue. Revenues consist primarily of investment income and charges assessed against the policyholder's account value for mortality charges, surrenders and administrative expenses. Surrender benefits are treated as repayments of the policyholder account. Annuity benefit payments are treated as reductions to the policyholder account. Death benefits in excess of the policyholder account are recognized as an expense when incurred. Expenses consist primarily of the interest credited to the policyholder deposit. Underwriting expenses are associated with gross profit in order to recognize profit over the life of the business. This is accomplished by deferral and amortization of acquisition costs.

 3.  FAIR VALUE OF FINANCIAL INSTRUMENTS

     The following summarizes the basis used by the Company in estimating its fair value disclosures for financial instruments:

     CASH AND SHORT-TERM INVESTMENTS:
     Carrying value is considered to be a reasonable estimate of fair value.

     FIXED MATURITIES:
     Fair values are based on quoted market prices, if available. For securities that are not actively traded, fair values are estimated using independent pricing services or analytically determined values.

     VARIABLE ANNUITY ASSETS:
     Variable annuity assets are carried at the market value of the underlying securities.

     ANNUITY RESERVES:
     Fair values for immediate annuities, without mortality features, are derived by discounting the estimated cash flows using current interest rates with similar maturities. Fair values for deferred annuities are based on surrender value. The carrying value and fair value of such annuities approximated $74,975,238 and $71,375,168, respectively, at December 31, 1999 and $705,839 and $642,314, respectively, at December 31, 1998.

     VARIABLE ANNUITY LIABILITIES:
     Fair value of contracts in the accumulation phase is based on account value less surrender charges. Fair value of contracts in the payout phase is based on the present value of future cash flows at assumed interest rates. The fair value approximated $72,530,323 and $97,875 at December 31, 1999 and 1998, respectively.

 4.  INVESTMENTS

     Investments are comprised primarily of fixed-income securities, primarily publicly-traded industrial, mortgage-backed and government bonds. The Company's investments resulted primarily from the capital investment by its parent and deposits related to interest sensitive individual annuity products, on which it has committed to pay a declared rate of interest. The Company's strategy of investing in fixed-income securities aims to ensure matching of the asset yield with the interest-sensitive insurance liabilities and to earn a stable return on its investments.

     FIXED MATURITIES
     The following table sets forth fixed maturity investments at December 31, 1999, classified by rating categories as assigned by nationally recognized statistical rating organizations or the National Association of Insurance Commissioners ("NAIC"). For purposes of the table, if not otherwise rated higher by a nationally recognized statistical rating organization, NAIC Class 1 investments are included in the A rating and Class 2 in the BBB rating.

                                                       PERCENT OF TOTAL
                  INVESTMENT RATING                         ASSETS
                                                   -------------------------
                  AAA                                        7.4%
                  A                                          4.0
                  BBB                                       28.1
                                                   -------------------------
                      Total fixed maturities                39.5
                  Other assets                              60.5
                                                   -------------------------
                      Total assets                         100.0%
                                                   =========================


     The amortized cost and estimated fair value of fixed maturities are as follows:


                                                                  GROSS             GROSS          ESTIMATED
                                              AMORTIZED        UNREALIZED        UNREALIZED          FAIR
        DECEMBER 31, 1999                        COST             GAINS            LOSSES            VALUE
        --------------------------------    ---------------  ----------------  ---------------- ----------------
        U.S. Treasury securities              $ 5,969,089          $      -        $  325,339      $ 5,643,750
        Public utilities                        3,412,842                 -            62,692        3,350,150
        Corporate securities                   52,281,180            18,291           481,250       51,818,221
        Mortgage-backed securities              7,142,072                 -            45,951        7,096,121
                                            ---------------  ----------------  ---------------- ----------------
        Total                                 $68,805,183        $   18,291        $  915,232      $67,908,242
                                            ===============  ================  ================ ================



                                                                   GROSS            GROSS           ESTIMATED
                                               AMORTIZED        UNREALIZED        UNREALIZED          FAIR
        DECEMBER 31, 1998                        COST              GAINS            LOSSES            VALUE
        ---------------------------------   ----------------  ----------------  ---------------  ----------------
        U.S. Treasury securities               $ 5,963,201         $  33,854        $  19,235       $ 5,977,820
                                            ----------------  ----------------  ---------------  ----------------
        Total                                  $ 5,963,201         $  33,854        $  19,235       $ 5,977,820
                                            ================  ================  ===============  ================

     The amortized cost and estimated fair value of fixed maturities at December 31, 1999, by contractual maturity, are shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without early redemption penalties.

     Fixed maturities:

                                                                            AMORTIZED              ESTIMATED
                                                                               COST                FAIR VALUE
                                                                       ---------------------  ---------------------
     Due after 1 year through 5 years                                       $   43,951,849         $   43,354,469
     Due after 5 years through 10 years                                         17,711,262             17,457,652
     Mortgage-backed securities                                                  7,142,072              7,096,121
                                                                       ---------------------  ---------------------
        Total                                                               $   68,805,183         $   67,908,242
                                                                       =====================  =====================


     Acquisition discounts and premiums on mortgage-backed securities are amortized over the estimated redemption period using the effective interest method. Effective yields, which are used to calculate premium/discount amortization, are adjusted periodically to reflect payments to date and anticipated future payments.
     Resulting adjustments to carrying values are included in investment income.

     Fixed maturities with a carrying value of $500,000 and $1,041,870 were on deposit with the State of New York at December 31, 1999 and 1998, respectively, as required by state insurance law.

5.   INVESTMENT INCOME AND REALIZED GAINS AND LOSSES

     All investment  income for 1999,  1998, and 1997 related to interest income on short-term investments and fixed maturity securities. Investment expenses totaled $36,915, $15,338, and $2,000 in 1999, 1998 and 1997, respectively. Gross realized investment gains in 1998 totaled $70,414. There were no realized investment losses in 1998. No realized gains or losses were recognized in either 1999 or 1997.

6.   REINSURANCE

     The Company cedes reinsurance to other insurance companies in order to limit losses from large exposures; however, if the reinsurer is unable to meet its obligations, the originating issuer of the coverage retains the liability. The maximum amount of life insurance risk retained by the Company on any one life is generally $100,000. Amounts not retained are ceded to other companies on a yearly renewable-term or a coinsurance basis.

     The effect of reinsurance on premiums and other considerations is as follows:


                                                                     YEAR ENDED DECEMBER 31,
                                                                    1999                 1998
    Direct Premiums                                                 $  216,094           $   9,961
    Ceded                                                              202,220               7,686
          Net premiums                                              $   13,874           $   2,275
                                                               ================     ================
----------------------------------------------------------------------------------------------------

     Components of the reinsurance recoverable asset are as follows:

                                                                           DECEMBER 31,
                                                                    1999                 1998
                                                               ----------------     ----------------
     Ceded reserves                                                  $  109,130            $   3,122
     Ceded - other                                                       29,046                3,580
                                                               ================     ================
            Total                                                   $  138,176            $   6,702
                                                               ================     ================

7.   FEDERAL INCOME TAXES

     The components of the provision for federal income taxes are as follows:

                                                                          YEAR ENDED DECEMBER 31,
                                                               1999                 1998                1997
                                                         -----------------    -----------------    ----------------

     Current tax expense (benefit)                             $ (300,000)          $ (166,409)         $  105,607
     Deferred tax (benefit)                                      (160,200)            (113,791)                  -
                                                         -----------------    -----------------    ----------------

     Provision for income taxes                               $ (460,200)          $ (280,200)          $  105,607
                                                         =================    =================    ================

     The federal income tax provisions differ from the amounts determined by multiplying pretax income by the statutory federal income tax rate of 35% for 1999, 1998 and 1997 as follows:

                                                                          YEAR ENDED DECEMBER 31,
                                                               1999                 1998                1997
                                                         -----------------    -----------------    ----------------

     Income taxes at statutory rate                         $ (460,182)          $ (280,178)           $ 105,607
     Other                                                         (18)                 (22)                   -
                                                         -----------------    -----------------    ----------------

     Provision for income taxes                             $ (460,200)          $ (280,200)           $ 105,607
                                                         =================    =================    ================

     Effective tax rate                                              35.0%                35.0%               35.0%
                                                         =================    =================    ================


     Federal income taxes of $474,802 were recovered from JNL in 1999. There were no federal income taxes paid in 1998. In 1997, federal income taxes paid were $91,400.

     The tax effects of significant temporary differences that give rise to deferred tax assets and liabilities are as follows:

                                                                                           DECEMBER 31,
                                                                                     1999                1998
                                                                                ----------------    ----------------
         GROSS DEFERRED TAX ASSET
         Net operating loss carryforward                                           $         -          $ 152,291
         Policy reserves and other insurance items                                   3,353,556                  -
         Net unrealized losses on available for sale securities                        313,950                  -
         Other                                                                          11,143
                                                                                ----------------    ----------------
         Total deferred tax asset                                                    3,678,649            152,291
                                                                                ----------------    ----------------

         GROSS DEFERRED TAX LIABILITY
         Deferred acquisition costs                                                (3,169,479)            (38,500)
         Net unrealized gains on available for sale securities                               -             (5,117)
                                                                                ----------------    ----------------
         Total deferred tax liability                                              (3,169,479)            (43,617)
                                                                                ----------------    ----------------

         Net deferred tax asset                                                     $ 509,170           $ 108,674
                                                                                ================    ================


     Management believes that it is more likely than not that the results of future operations will generate sufficient taxable income to realize the deferred tax asset.

8.   CONTINGENCIES

     The Company is involved in no litigation that would have a material adverse affect on the Company's financial condition or results of operations.

9.   STOCKHOLDER'S EQUITY

     The declaration of dividends which can be paid by the Company is regulated by New York Insurance Law. The Company must file a notice of its intention to declare a dividend and the amount thereof with the superintendent at least thirty days in advance of any proposed dividend declaration. No dividends were paid to JNL in 1999, 1998 or 1997.

     Statutory capital and surplus of the Company was $12,182,135 and $7,538,428 at December 31, 1999 and 1998, respectively. Statutory net income (loss) of the Company was $(5,061,575), $(599,045) and $196,128 in 1999, 1998 and
     1997, respectively.

10.  LEASE OBLIGATION

     The Company is party to a cancelable operating lease agreement under which it occupies office space. Rent expense totaled $108,480 in 1999 and 1998. The future lease obligations relating to this lease are as follows:

                                            2000               $    108,932
                                            2001                    111,192
                                            2002                    112,096
                                            2003                    116,616
                                            2004                    117,520
                                            Thereafter              345,780
                                                               ------------
                                            Total               $   912,136
                                                                ===========

11.  RELATED PARTY TRANSACTIONS

     The Company's investment portfolio is managed by PPM America, Inc. ("PPM"), a registered investment advisor and ultimately a wholly owned subsidiary of Prudential. The Company paid $10,450 and $7,498 to PPM for investment advisory services during 1999 and 1998, respectively.

The Company has a service agreement with its parent, JNL, under which JNL provides certain administrative services. Administrative fees were $450,536 and $29,758 during 1999 and 1998, respectively.